Annual Report March 31, 2009

EATON VANCE

LIMITED

MATURITY

MUNICIPALS

FUNDS

California

Massachusetts

New Jersey

New York

Ohio

Pennsylvania

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

Only such information received from you, through application forms or otherwise, and information about
your	Eaton Vance fund transactions will be collected. This may include information such as name, address,
social	security number, tax status, account balances and transactions.
None of such information about you (or former customers) will be disclosed to anyone, except as permitted
by	law (which includes disclosure to employees necessary to service your account). In the normal course of
servicing	a customer’s account, Eaton Vance may share information with unaffiliated third parties that
perform	various required services such as transfer agents, custodians and broker/dealers.
Policies and procedures (including physical, electronic and procedural safeguards) are in place that are
designed	to protect the confidentiality of such information.
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers
may	want to review our Policy periodically for changes by accessing the link on our homepage:
www.	eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

Table of ConTenTs

Management’s Discussion of Fund Performance	2

Performance Information and Portfolio Composition
California	4
Massachusetts	6
New Jersey	8
New York	10
Ohio	12
Pennsylvania	14

Fund Expenses	16

Financial Statements	20

Federal Tax Information	75

Special Meeting of Shareholders	76

Board of Trustees’ Annual Approval
of the Investment Advisory Agreements	78

Management and Organization	81

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

managemenT’s disCussion of fund performanCe

Economic and Market Conditions

The 12-month period ending March 31, 2009, had more than its share of economic and market upheaval . For instance, the U .S . economy, as measured by gross domestic product (GDP), contracted sharply in both the fourth quarter of 2008 and the first quarter of 2009 by 6 .2% and 6 .1%, respectively, after a 0 .3% decline in the third quarter of 2008, according to the U .S . Department of Commerce . The first quarter 2009 figure was a preliminary estimate . Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential and continued to weigh on the economy in early 2009 . While high commodity prices eased since their summertime peaks, consumers continued to pare spending as they remained cautious of what increasingly became a weaker economic environment . Rising unemployment levels, at a five-year high at period end, led to constrained personal consumption and overall economic contraction . For much of the past 12 months, the housing market weighed on the economy, with new and existing home sales falling especially hard in the second half of calendar 2008 .

In the first quarter of 2009, the U .S . economy began showing some signs of life . Although most economists forecast anemic growth for the remainder of the year, some of the data turned more positive early on . February was a particularly strong month for economic data: factory orders increased 1 .8%; new home sales rose 4 .7% — the first increase in seven months; and existing home sales surged 5 .1%, the largest monthly gain since 2003 . The upturn in the housing market was bolstered by historically low mortgage rates, an $8,000 tax credit for first-time home buyers that was part of President Obama’s stimulus legislation, and a plethora of distressed properties on the market .

For the year ending March 31, 2009, the capital markets experienced steep declines, followed by a welcome rally during the final three and a half months of the period . The fall of 2008 witnessed a number of distressing events, resulting in a freefall in both the credit and equity markets . Several calamitous events occurred in September alone, including the federal takeover of federally chartered mortgage giants Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, and the announcement by Bank of America that it was acquiring Merrill Lynch . These actions, along with several other corporate shakeups, bank failures and bailouts, drastically redefined the Wall Street landscape . In response, the U .S . government enacted a number of bold stimulus programs . Last fall, Congress approved a $700 billion program authorizing the federal government to purchase troubled assets from financial institutions, a program that continued to evolve since the bill was enacted into law. On February 17, 2009, President Obama signed an historic $787 billion stimulus program into law and outlined a $50 billion foreclosure rescue plan . Additionally, between March 31, 2008, and December 31, 2008, the U .S . Federal Reserve (the Fed) lowered the federal funds rate to a range of 0 .0% to 0 .25% from 2 .25% . Also during the 12-month period, the Fed took extraordinary actions through a variety of innovative lending techniques in an attempt to ease the credit crisis .

Management Discussion

Relative to the Funds’ primary benchmark, the Barclays Capital 7-Year Municipal Bond Index1 (the Index) – a broad-based, unmanaged index of intermediate-maturity municipal bonds – the Funds under-performed for the year ending March 31, 2009 . As a result of an active management style that focuses on income and longer call protection, the Funds generally hold longer-duration intermediate-maturity bonds relative to other intermediate bond funds . Much of their underperformance occurred in the first nine months of the period and, management believes, can be attributed to the shift of investors’ capital into shorter-maturity bonds — a result of the broader-based credit crisis — during this period . The move to shorter-term investments was originally driven by uncertainty surrounding financial companies’ exposure to subprime mortgage-backed debt but later spread to the muni market when major municipal bond insurers suffered rating downgrades due to their exposure to mortgage-related structured products . In addition, management has historically used Treasury futures to seek to offset interest-rate volatility associated with investing in longer-maturity municipal bonds . Investors’ flight to quality during the first nine months of the year pushed Treasury yields to historic lows, causing the Funds’ Treasury futures positions to detract from performance for the year as a whole .

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1Formerly called Lehman Brothers 7-Year Municipal Bond Index. It is not possible to invest directly in an Index.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

managemenT’s disCussion of fund performanCe

Since mid-December 2008, however, the municipal market rallied considerably, and Eaton Vance’s Limited Maturity Municipals Funds outperformed the Index . A number of factors appeared to be at work in the market’s rebound . Municipal demand, while anemic for much of last year, returned in dramatic fashion during the first quarter of 2009 . Retail muni investors — those who buy municipal bonds directly or through managed products such as mutual funds — were the predominant force behind the renewed demand . While many retail investors fled the market in 2008 as a result of market volatility and intimidating news reports, the perception of risk began to mitigate during the early stages of the new year. While institutional demand was largely absent during the first quarter of 2009 — as it was for much of 2008 — retail purchases kept overall demand levels strong .

Against this backdrop, we continue to manage our municipal funds with the same relative value approach that we have traditionally employed, maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time . Furthermore, we believe that the 138 .9% yield ratio of insured municipal bonds to 30-year Treasuries as of March 31, 2009 — as compared with the long-term average of 85%-90% — indicates that there is still relative value in municipal bonds when compared with their taxable counterparts .1

1 Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield.

Eaton Vance California Limited Maturity Municipals Fund as of March 31, 2009

performanCe informaTion

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

fund performance[1]	Class A	Class B	Class C
Share Class Symbol	EXCAX	ELCAX	EZCAX
Average Annual Total Returns (at net asset value)
One Year	-3.67%	-4.42%	-4.35%
Five Years	1.14	0.38	N.A.
Ten Years	2.88	2.10	N.A.
Life of Fund†	3.56	3.18	0.26
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-5.83%	-7.20%	-5.28%
Five Years	0.68	0.38	N.A.
Ten Years	2.65	2.10	N.A.
Life of Fund†	3.38	3.18	0.26
† Inception dates: Class A: 6/27/96; Class B: 5/29/92; Class C: 3/23/05

Total annual
operating expenses[2]	Class A	Class B	Class C

Expense Ratio	0.85%	1.60%	1.60%

distribution rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.11%	3.35%	3.34%
Taxable-Equivalent Distribution Rate[3,4]	6.97	5.68	5.67
SEC 30-day Yield[5]	3.69	3.02	3.01
Taxable-Equivalent SEC 30-day Yield[4,5]	6.26	5.12	5.11

Index Performance[6] (Average Annual Total Returns)
Barclays Capital 7-Year Municipal Bond Index
One Year	5.53%
Five Years	3.90
Ten Years	4.95

Lipper Averages[7] (Average Annual Total Returns)
Lipper California Intermediate Municipal Debt Funds Classification
One Year	0.27%
Five Years	1.96
Ten Years	3.65

portfolio manager: Cynthia J. Clemson

Comparison of Change in Value of a $10,000 Investment in Eaton Vance California Limited Maturity Municipals Fund Class B vs. Barclays Capital 7-Year Municipal Bond Index*

*Source: Lipper, Inc. Class B of the Fund commenced operations on 5/29/92.

A $10,000 hypothetical investment at net asset value in Class A on 3/31/99 and Class C on 3/23/05 (commencement of operations), would have been valued at $13,292 ($12,993 at the maximum offering price) and $10,107, respectively, on 3/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 8/1/08. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 41.05% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper California Intermediate Municipal Debt Funds Classification contained 40, 38 and 17 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance California Limited Maturity Municipals Fund as of March 31, 2009

porTfolio ComposiTion

Rating Distribution1

By total investments

Fund Statistics

• Number of Issues:	52
• Average Maturity:	8.9 years
• Average Effective Maturity:	8.2 years
• Average Rating:	A+
• Average Call Protection:	6.1 years
• Average Dollar Price:	$93.47

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

Eaton Vance Massachusetts Limited Maturity Municipals Fund as of March 31, 2009

performanCe informaTion

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

portfolio manager: William H. ahern, Jr., Cfa

fund performance[1]	Class A	Class B	Class C
Share Class Symbol	EXMAX	ELMAX	EZMAX
Average Annual Total Returns (at net asset value)
One Year	-0.50%	-1.15%	-1.22%
Five Years	1.83	1.08	1.06
Ten Years	3.22	2.43	2.45
Life of Fund†	3.78	3.35	2.87
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-2.74%	-4.03%	-2.18%
Five Years	1.37	1.08	1.06
Ten Years	2.98	2.43	2.45
Life of Fund†	3.59	3.35	2.87
† Inception dates: Class A: 6/27/96; Class B: 6/1/92; Class C: 12/8/93

Total annual
operating expenses[2]	Class A	Class B	Class C

Expense Ratio	0.84%	1.60%	1.60%

distribution rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	3.87%	3.13%	3.13%
Taxable-Equivalent Distribution Rate[3,4]	6.29	5.09	5.09
SEC 30-day Yield[5]	2.92	2.24	2.29
Taxable-Equivalent SEC 30-day Yield[4,5]	4.74	3.64	3.72

Index Performance[6] (Average Annual Total Returns)
Barclays Capital 7-Year Municipal Bond Index
One Year	5.53%
Five Years	3.90
Ten Years	4.95

Lipper Averages[7] (Average Annual Total Returns)
Lipper Massachusetts Intermediate Municipal Debt Funds Classification
One Year	2.36%
Five Years	2.35
Ten Years	3.46

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Massachusetts Limited Maturity Municipals Fund Class B vs. Barclays Capital 7-Year Municipal Bond Index*

*Source: Lipper, Inc. Class B of the Fund commenced operations on 6/1/92.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 3/31/99 would have been valued at $13,735 ($13,426 at the maximum offering price) and $12,747, respectively, on 3/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 8/1/08. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 38.45% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Massachusetts Intermediate Municipal Debt Funds Classification contained 12, 12 and 8 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Massachusetts Limited Maturity Municipals Fund as of March 31, 2009

porTfolio ComposiTion

Rating Distribution1

By total investments

Fund Statistics

• Number of Issues:	68
• Average Maturity:	9.0 years
• Average Effective Maturity:	7.5 years
• Average Rating:	AA
• Average Call Protection:	6.8 years
• Average Dollar Price:	$103.62

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

Eaton Vance New Jersey Limited Maturity Municipals Fund as of March 31, 2009

performanCe informaTion

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

fund performance[1]	Class A	Class B	Class C
Share Class Symbol	EXNJX	ELNJX	EZNJX
Average Annual Total Returns (at net asset value)
One Year	-0.39%	-1.05%	-1.24%
Five Years	1.95	1.21	N.A.
Ten Years	3.22	2.44	N.A.
Life of Fund†	3.77	3.35	0.61
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-2.65%	-3.92%	-2.20%
Five Years	1.48	1.21	N.A.
Ten Years	2.98	2.44	N.A.
Life of Fund†	3.59	3.35	0.61
† Inception dates: Class A: 6/27/96; Class B: 6/1/92; Class C: 8/1/06

Total annual
operating expenses[2]	Class A	Class B	Class C

Expense Ratio	0.93%	1.68%	1.66%

distribution rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	3.90%	3.15%	3.15%
Taxable-Equivalent Distribution Rate[3,4]	6.59	5.32	5.32
SEC 30-day Yield[5]	2.99	2.30	2.30
Taxable-Equivalent SEC 30-day Yield[4,5]	5.05	3.89	3.89

Index Performance[6] (Average Annual Total Returns)
Barclays Capital 7-Year Municipal Bond Index
One Year	5.53%
Five Years	3.90
Ten Years	4.95

Lipper Averages[7] (Average Annual Total Returns)
Lipper Other States Intermediate Municipal Debt Funds Classification
One Year	2.60%
Five Years	2.36
Ten Years	3.48

portfolio manager: Craig r. brandon, Cfa

Comparison of Change in Value of a $10,000 Investment in Eaton Vance New Jersey Limited Maturity Municipals Fund Class B vs. Barclays Capital 7-Year Municipal Bond Index*

*Source: Lipper, Inc. Class B of the Fund commenced operations on 6/1/92.

A $10,000 hypothetical investment at net asset value in Class A on 3/31/99 and Class C on 8/1/06 (commencement of operations) would have been valued at $13,729 ($13,420 at the maximum offering price) and $10,164, respectively, on 3/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 8/1/08. Includes interest expense of 0.02% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 40.83% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Intermediate Municipal Debt Funds Classification contained 126, 118 and 86 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance New Jersey Limited Maturity Municipals Fund as of March 31, 2009

porTfolio ComposiTion

Rating Distribution1

By total investments

Fund Statistics

• Number of Issues:		58
• Average Maturity:		9.3 years
• Average Effective Maturity:		8.3 years
• Average Rating:	AA	-
• Average Call Protection:		7.4 years
• Average Dollar Price:		$102.88

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

Eaton Vance New York Limited Maturity Municipals Fund as of March 31, 2009

performanCe informaTion

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

portfolio manager: William H. ahern, Jr., Cfa

fund performance[1]	Class A	Class B	Class C
Share Class Symbol	EXNYX	ELNYX	EZNYX
Average Annual Total Returns (at net asset value)
One Year	-2.56%	-3.31%	-3.22%
Five Years	1.22	0.45	0.45
Ten Years	3.07	2.28	2.29
Life of Fund†	3.80	3.38	2.84
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-4.71%	-6.11%	-4.16%
Five Years	0.76	0.45	0.45
Ten Years	2.84	2.28	2.29
Life of Fund†	3.61	3.38	2.84
† Inception dates: Class A: 6/27/96; Class B: 5/29/92; Class C: 12/8/93

Total annual
operating expenses[2]	Class A	Class B	Class C

Expense Ratio	0.83%	1.58%	1.58%

distribution rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.10%	3.35%	3.35%
Taxable-Equivalent Distribution Rate[3,4]	6.77	5.53	5.53
SEC 30-day Yield[5]	3.66	2.99	2.99
Taxable-Equivalent SEC 30-day Yield[4,5]	6.04	4.94	4.94

Index Performance[6] (Average Annual Total Returns)
Barclays Capital 7-Year Municipal Bond Index
One Year	5.53%
Five Years	3.90
Ten Years	4.95

Lipper Averages[7] (Average Annual Total Returns)
Lipper New York Intermediate Municipal Debt Funds Classification
One Year	1.79%
Five Years	2.18
Ten Years	3.60

Comparison of Change in Value of a $10,000 Investment in Eaton Vance New York Limited Maturity Municipals Fund Class B vs. Barclays Capital 7-Year Municipal Bond Index*

*Source: Lipper, Inc. Class B of the Fund commenced operations on 5/29/92.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 3/31/99 would have been valued at $13,531 ($13,227 at the maximum offering price) and $12,547, respectively, on 3/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 8/1/08. Includes interest expense of 0.01% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 39.45% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper New York Intermediate Municipal Debt Funds Classification contained 28, 28 and 14 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance New York Limited Maturity Municipals Fund as of March 31, 2009

porTfolio ComposiTion

Rating Distribution1

By total investments

Fund Statistics

• Number of Issues:		84
• Average Maturity:		10.1 years
• Average Effective Maturity:		7.9 years
• Average Rating:	AA	-
• Average Call Protection:		6.9 years
• Average Dollar Price:		$101.48

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

Eaton Vance Ohio Limited Maturity Municipals Fund as of March 31, 2009

performanCe informaTion

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

fund performance[1]	Class A	Class B	Class C
Share Class Symbol	EXOHX	ELOHX	EZOHX
Average Annual Total Returns (at net asset value)
One Year	1.26%	0.39%	0.39%
Five Years	1.94	1.15	N.A.
Ten Years	3.04	2.26	N.A.
Life of Fund†	3.57	3.01	1.12
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-1.05%	-2.54%	-0.59%
Five Years	1.48	1.15	N.A.
Ten Years	2.81	2.26	N.A.
Life of Fund†	3.37	3.01	1.12
† Inception dates: Class A: 10/22/96; Class B: 4/16/93; Class C: 8/1/06

Total annual
operating expenses[2]	Class A	Class B	Class C

Expense Ratio	1.02%	1.77%	1.77%

distribution rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	3.76%	3.02%	3.02%
Taxable-Equivalent Distribution Rate[3,4]	6.15	4.94	4.94
SEC 30-day Yield[5]	2.27	1.57	1.57
Taxable-Equivalent SEC 30-day Yield[4,5]	3.71	2.57	2.57

Index Performance[6] (Average Annual Total Returns)
Barclays Capital 7-Year Municipal Bond Index
One Year	5.53%
Five Years	3.90
Ten Years	4.95

Lipper Averages[7] (Average Annual Total Returns)
Lipper Other States Intermediate Municipal Debt Funds Classification
One Year	2.60%
Five Years	2.36
Ten Years	3.48

portfolio manager: William H. ahern, Jr., Cfa

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Ohio Limited Maturity Municipals Fund Class B vs.

Barclays Capital 7-Year Municipal Bond Index*

*Source: Lipper, Inc. Class B of the Fund commenced operations on 4/16/93.

A $10,000 hypothetical investment at net asset value in Class A on 3/31/99 and Class C on 8/1/06 (commencement of operations) would have been valued at $13,491 ($13,187 at the maximum offering price) and $10,302, respectively, on 3/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 8/1/08. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 38.85% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Intermediate Municipal Debt Funds Classification contained 126, 118 and 86 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Ohio Limited Maturity Municipals Fund as of March 31, 2009

porTfolio ComposiTion

Rating Distribution1

By total investments

Fund Statistics

• Number of Issues:		51
• Average Maturity:		8.0 years
• Average Effective Maturity:		5.8 years
• Average Rating:	AA	-
• Average Call Protection:		5.2 years
• Average Dollar Price:		$103.87

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

Eaton Vance Pennsylvania Limited Maturity Municipals Fund as of March 31, 2009

performanCe informaTion

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

fund performance[1]	Class A	Class B	Class C
Share Class Symbol	EXPNX	ELPNX	EZPNX
Average Annual Total Returns (at net asset value)
One Year	0.83%	0.06%	-0.01%
Five Years	2.25	1.48	1.46
Ten Years	3.41	2.62	2.62
Life of Fund†	4.02	3.59	3.04
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-1.43%	-2.85%	-0.98%
Five Years	1.80	1.48	1.46
Ten Years	3.17	2.62	2.62
Life of Fund†	3.84	3.59	3.04
† Inception dates: Class A: 6/27/96; Class B: 6/1/92; Class C: 12/8/93

Total annual
operating expenses[2]	Class A	Class B	Class C

Expense Ratio	0.88%	1.63%	1.63%

distribution rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	3.99%	3.25%	3.25%
Taxable-Equivalent Distribution Rate[3,4]	6.33	5.16	5.16
SEC 30-day Yield[5]	3.04	2.35	2.37
Taxable-Equivalent SEC 30-day Yield[4,5]	4.83	3.73	3.76

Index Performance[6] (Average Annual Total Returns)
Barclays Capital 7-Year Municipal Bond Index
One Year	5.53%
Five Years	3.90
Ten Years	4.95

Lipper Averages[7] (Average Annual Total Returns)
Lipper Other States Intermediate Municipal Debt Funds Classification
One Year	2.60%
Five Years	2.36
Ten Years	3.48

portfolio manager: adam a. Weigold, Cfa

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Pennsylvania Limited Maturity Municipals Fund Class B vs. Barclays Capital 7-Year Municipal Bond Index*

*Source: Lipper, Inc. Class B of the Fund commenced operations on 6/1/92.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 3/31/99 would have been valued at $13,984 ($13,670 at the maximum offering price) and $12,957, respectively, on 3/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 8/1/08. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 37.00% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Intermediate Municipal Debt Funds Classification contained 126, 118 and 86 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Pennsylvania Limited Maturity Municipals Fund as of March 31, 2009

porTfolio ComposiTion

Rating Distribution1

By total investments

Fund Statistics

• Number of Issues:	59
• Average Maturity:	9.5 years
• Average Effective Maturity:	6.9 years
• Average Rating:	A+
• Average Call Protection:	5.7 years
• Average Dollar Price:	$99.08

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

Eaton Vance Limited Maturity Municipals Funds as o f M ar c h 31, 200 9

FUN D EXP ENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 – March 31, 2009).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Eaton Vance California Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$988.80	$4.91
Class B	$1,000.00	$984.80	$8.51
Class C	$1,000.00	$983.90	$8.56

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$4.99
Class B	$1,000.00	$1,016.40	$8.65
Class C	$1,000.00	$1,016.30	$8.70

*

Expenses are equal to the Fund’s annualized expense ratio of 0.99% for Class A shares, 1.72% for Class B shares and 1.73% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

Eaton Vance Limited Maturity Municipals Funds as o f M ar c h 31, 200 9

FUN D EXP ENSES CO N T ’ D

	Eaton Vance Massachusetts Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$1,017.20	$4.33
Class B	$1,000.00	$1,014.40	$8.09
Class C	$1,000.00	$1,014.40	$8.09

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.33
Class B	$1,000.00	$1,016.90	$8.10
Class C	$1,000.00	$1,016.90	$8.10

*

Expenses are equal to the Fund’s annualized expense ratio of 0.86% for Class A shares, 1.61% for Class B shares and 1.61% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

	Eaton Vance New Jersey Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$1,026.30	$4.55
Class B	$1,000.00	$1,023.40	$8.32
Class C	$1,000.00	$1,022.40	$8.27

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.53
Class B	$1,000.00	$1,016.70	$8.30
Class C	$1,000.00	$1,016.80	$8.25

*

Expenses are equal to the Fund’s annualized expense ratio of 0.90% for Class A shares, 1.65% for Class B shares and 1.64% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

Eaton Vance Limited Maturity Municipals Funds as o f M ar c h 31, 200 9

FUN D EXP ENSES CO N T ’ D

	Eaton Vance New York Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$1,002.90	$4.29
Class B	$1,000.00	$999.10	$7.97
Class C	$1,000.00	$999.30	$8.03

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.33
Class B	$1,000.00	$1,017.00	$8.05
Class C	$1,000.00	$1,016.90	$8.10

*

Expenses are equal to the Fund’s annualized expense ratio of 0.86% for Class A shares, 1.60% for Class B shares and 1.61% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

	Eaton Vance Ohio Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$1,024.70	$5.60
Class B	$1,000.00	$1,020.80	$9.37
Class C	$1,000.00	$1,020.80	$9.27

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.40	$5.59
Class B	$1,000.00	$1,015.70	$9.35
Class C	$1,000.00	$1,015.80	$9.25

*

Expenses are equal to the Fund’s annualized expense ratio of 1.11% for Class A shares, 1.86% for Class B shares and 1.84% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

Eaton Vance Limited Maturity Municipals Funds as o f M ar c h 31, 200 9

FUN D EXP ENSES CO N T ’ D

	Eaton Vance Pennsylvania Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$1,030.00	$4.45
Class B	$1,000.00	$1,026.00	$8.28
Class C	$1,000.00	$1,025.40	$8.23

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.50	$4.43
Class B	$1,000.00	$1,016.80	$8.25
Class C	$1,000.00	$1,016.80	$8.20

*

Expenses are equal to the Fund’s annualized expense ratio of 0.88% for Class A shares, 1.64% for Class B shares and 1.63% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

Eaton Vance California Limited Maturity Municipals Fund as of Mar c h 31, 2009

PORTFOLIO OF INVESTMENTS

Tax	- Exe mpt Inve stme nts — 98 . 8%

	Principal Amount
	(000’s omitted)	Security	Value

	Escrowed / Prerefunded — 4.9%
	$250	California Department of Water Resource Power
		Supply, Prerefunded to 5/1/12, 5.125%, 5/1/18(1)	$282,225
	520	California Statewide Communities Development
Authority, (San Gabriel Valley), Escrowed to Maturity,
		5.50%, 9/1/14	582,270
	181	Roseville Special Tax, Prerefunded to 9/1/09,
		6.00%, 9/1/11	187,849
	55	Santa Margarita Water District, Prerefunded to
		9/1/09, 6.10%, 9/1/14	57,394
			$1,109,738

	Health Care-Miscellaneous — 0.3%
	$100	Puerto Rico Infrastructure Financing Authority,
		(Mepsi Campus Project), 6.25%, 10/1/24	$77,772
			$77,772

	Hospital — 12.8%
	$500	California Health Facilities Financing Authority,
		(Catholic Healthcare), 5.125%, 7/1/22	$486,005
	500	California Health Facilities Financing Authority,
		(Cedars-Sinai Medical Center), 5.00%, 11/15/16	509,565
	500	California Health Facilities Financing Authority,
		(Scripps Health), 5.00%, 10/1/21	461,225
	1,000	California Statewide Communities Development
		Authority, (Huntington Memorial Hospital),
		5.00%, 7/1/21	946,810
	200	San Benito Health Care District, 5.375%, 10/1/12	191,116
	300	Torrance Hospital, (Torrance Memorial Medical Center),
		5.40%, 6/1/15	306,915
			$2,901,636

	Housing — 5.0%
	$500	California Department of Veterans Affairs, Home
		Purchase Revenue, (AMT), 4.50%, 12/1/18	$459,370
	750	California Housing Finance Agency, (AMT),
		4.75%, 8/1/21	675,180
			$1,134,550

	Industrial Development Revenue — 0.8%
	$200	California Pollution Control Financing Authority,
		(Browning Ferris Industries), (AMT),
		5.80%, 12/1/16	$183,644
			$183,644

Principal Amount
(000’s omitted)	Security	Value

Insured-Education — 1.6%
$475	California Educational Facilities Authority,
	(San Diego University), (AMBAC), 0.00%, 10/1/15	$365,555
		$365,555

Insured-Electric Utilities — 7.8%
$500	California Pollution Control Financing Authority, (Pacific
	Gas and Electric), (NPFG), (AMT), 5.35%, 12/1/16	$485,020
750	California Pollution Control Financing Authority,
	(San Diego Gas and Electric), (NPFG),
	5.90%, 6/1/14	792,247
500	Puerto Rico Electric Power Authority, (NPFG),
	5.50%, 7/1/18	483,085
		$1,760,352

Insured-General Obligations — 17.3%
$400	Barstow Unified School District, (FGIC), (NPFG),
	5.25%, 8/1/18	$420,216
500	Burbank Unified School District, (FGIC), (NPFG),
	0.00%, 8/1/12	450,130
1,080	Fillmore Unified School District, (FGIC), (NPFG),
	0.00%, 7/1/15	841,115
760	Fresno Unified School District, (NPFG),
	5.80%, 2/1/16	831,630
750	Oakland Unified School District, Alameda County,
	(FGIC), (NPFG), 5.00%, 8/1/22	689,070
1,000	San Juan Unified School District, (FSA),
	0.00%, 8/1/17	687,120
		$3,919,281

Insured-Lease Revenue / Certificates of
Participation — 6.8%
$1,750	Anaheim Public Financing Authority Lease Revenue,
	(Public Improvements), (FSA), 0.00%, 9/1/19	$1,018,238
505	California State Public Works Board, (Department of
	Corrections), (AMBAC), 5.25%, 12/1/13	528,230
		$1,546,468

Insured-Other Revenue — 3.2%
$800	Golden State Tobacco Securitization Corp.,
	(Tobacco Settlement Revenue), (AGC), (FGIC),
	5.00%, 6/1/35	$718,272
		$718,272

S e e	notes	to	financ ial	statem e nts
20

Eaton Vance California Limited Maturity Municipals Fund as of Mar c h 31, 2009

PORTFOLIO OF INVESTMENTS CO N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue — 6.9%
$1,000	Garden Grove Community Development,
	(Tax Allocation), (AMBAC), 5.25%, 10/1/16	$1,014,470
500	San Mateo County Transportation District, (NPFG),
	5.25%, 6/1/17	560,005
		$1,574,475

Insured-Transportation — 10.7%
$975	Port of Oakland, (NPFG), (AMT), 5.00%, 11/1/21	$848,503
975	San Joaquin Hills Transportation Corridor Agency
	Bridge & Toll Road, (NPFG), 0.00%, 1/15/12	846,807
750	San Jose Airport Revenue, (AMBAC), (AMT),
	5.50%, 3/1/18	734,160
		$2,429,470

Insured-Water and Sewer — 2.2%
$500	Sunnyvale Financing Authority Water and Wastewater,
	(AMBAC), 5.00%, 10/1/22	$507,030
		$507,030

Lease Revenue / Certificates of Participation — 2.3%
$500	California Public Works, (University of California),
	5.25%, 6/1/20	$531,470
		$531,470

Senior Living / Life Care — 3.4%
$230	ABAG Finance Authority, (American Baptist Homes),
	5.75%, 10/1/17	$191,222
670	California Statewide Communities Development
	Authority, (Senior Living-Presbyterian Homes),
	4.50%, 11/15/16	587,094
		$778,316

Solid Waste — 1.4%
$350	Napa-Vallejo Waste Management Authority, (Solid
	Waste Transfer Facilities), (AMT), 5.10%, 2/15/14	$321,626
		$321,626

Special Tax Revenue — 10.2%
$290	Alameda Public Financing Authority, 5.45%, 9/2/14	$274,627
205	Brentwood Infrastructure Financing Authority,
	4.625%, 9/2/18	163,928
195	Corona Public Financing Authority, 5.70%, 9/1/13	190,281
100	Eastern Municipal Water District, 4.80%, 9/1/20	76,373
75	Eastern Municipal Water District, 4.85%, 9/1/21	55,909

Principal Amount
(000’s omitted)	Security	Value

Special Tax Revenue (continued)
$200	Fontana Redevelopment Agency, (Jurupa Hills),
	5.50%, 10/1/17	$201,716
40	Moreno Valley Unified School District,
	(Community District No. 2003-2), 5.20%, 9/1/17	35,209
80	Moreno Valley Unified School District,
	(Community District No. 2003-2), 5.25%, 9/1/18	69,187
390	Pomona Redevelopment Agency,
	(West Holt Avenue Redevelopment), 5.50%, 5/1/13	402,082
145	Santa Margarita Water District, 6.10%, 9/1/14	144,958
200	Santaluz Community Facility District No. 2,
	5.80%, 9/1/14	193,194
100	Temecula Valley Unified School District,
	4.75%, 9/1/21	74,837
200	Torrance Redevelopment Agency, 5.50%, 9/1/12	195,886
250	Whittier Public Financing Authority, (Greenleaf Ave.
	Whittier Redevelopment), 5.50%, 11/1/16	226,360
		$2,304,547

Transportation — 1.2%
$290	Port Redwood City, (AMT), 5.40%, 6/1/19	$262,001
		$262,001

Total Tax-Exempt Investments — 98.8%
(identified cost $22,982,345)		$22,426,203

Other Assets, Less Liabilities — 1.2%		$271,339

Net Assets — 100.0%		$22,697,542

Industry and sector classifications included in the Portfolio of Investments are unaudited.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company FSA - Financial Security Assurance, Inc.

NPFG - National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 57.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.2% to 32.3% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

S e e	notes	to	financ ial	statem e nts
21

Eaton Vance Massachusetts Limited Maturity Municipals Fund as o f M a r c h 31, 2 009

PORTFOLIO OF INVESTMENTS

Tax	- Exe mpt Inve stme nts — 99 . 3%

	Principal Amount
	(000’s omitted)	Security	Value

	Education — 16.4%
	$1,000	Massachusetts Development Finance Agency,
		(Milton Academy), 5.00%, 9/1/19	$1,051,660
	400	Massachusetts Development Finance Agency,
		(Xaverian Brothers High School), 5.55%, 7/1/19	350,176
	1,000	Massachusetts Health and Educational Facilities Authority,
		(Boston College), 5.375%, 6/1/14	1,136,790
	1,000	Massachusetts Health and Educational Facilities Authority,
		(College of the Holy Cross), 5.00%, 9/1/20	1,063,020
	1,000	Massachusetts Health and Educational Facilities Authority,
		(Massachusetts Institute of Technology),
		5.375%, 7/1/17	1,186,850
	1,645	Massachusetts Health and Educational Facilities Authority,
		(Massachusetts Institute of Technology),
		5.50%, 7/1/22(1)	1,918,021
	100	Massachusetts Health and Educational Facilities Authority,
		(Tufts University), 5.00%, 8/15/18	113,882
	200	Massachusetts Health and Educational Facilities Authority,
		(Tufts University), 5.25%, 8/15/19	227,820
	150	Massachusetts Health and Educational Facilities Authority,
		(Tufts University), 5.25%, 8/15/20	168,645
	750	Massachusetts Health and Educational Facilities Authority,
		(Tufts University), 5.50%, 8/15/15	867,547
	1,000	Massachusetts Health and Educational Facilities Authority,
		(Williams College), 5.00%, 7/1/23	1,067,200
	750	Massachusetts Industrial Finance Agency,
		(St. John’s High School, Inc.), 5.70%, 6/1/18	751,567
			$9,903,178

	Electric Utilities — 0.8%
	$500	Massachusetts Development Finance Agency,
		(Devens Electric System), 5.75%, 12/1/20	$511,630
			$511,630

	Escrowed / Prerefunded — 10.5%
	$1,000	Boston, Prerefunded to 2/1/11, 5.00%, 2/1/18	$1,073,950
	580	Massachusetts Development Finance Agency,
		(Massachusetts College of Pharmacy), Escrowed to
		Maturity, 5.00%, 7/1/11	631,278
	985	Massachusetts Turnpike Authority, Escrowed to Maturity,
		5.00%, 1/1/13	1,059,880
	2,100	Massachusetts Turnpike Authority, Escrowed to Maturity,
		5.00%, 1/1/20	2,409,309

Principal Amount
(000’s omitted)		Security	Value

Escrowed / Prerefunded (continued)
$680		Massachusetts Water Pollution Abatement Trust, Escrowed
		to Maturity, 5.25%, 8/1/14	$765,530
400		Rail Connections, Inc., (Route 128 Parking Garage),
		Escrowed to Maturity, 5.30%, 7/1/09	404,936
			$6,344,883

General Obligations — 9.5%
$500		Burlington, 5.00%, 2/1/15	$569,800
500		Burlington, 5.00%, 2/1/16	575,715
750		Falmouth, 5.25%, 2/1/16	818,183
1,000		Manchester Essex Regional School District,
		5.00%, 1/15/20	1,126,860
1,100		Wellesley, 5.00%, 6/1/16	1,274,526
1,150		Wellesley, 5.00%, 6/1/17	1,337,162
			$5,702,246

Health Care-Miscellaneous — 0.5%
$165		Massachusetts Development Finance Agency,
		(MCHSP Human Services), 6.60%, 8/15/29	$115,639
90		Puerto Rico Infrastructure Financing Authority,
		(Mepsi Campus Project), 5.60%, 10/1/14	83,059
100		Puerto Rico Infrastructure Financing Authority,
		(Mepsi Campus Project), 6.25%, 10/1/24	77,772
			$276,470

Hospital — 8.1%
$600		Massachusetts Health and Educational Facilities Authority,
		(Baystate Medical Center), 5.75%, 7/1/14	$623,040
865		Massachusetts Health and Educational Facilities Authority,
		(Baystate Medical Center), 5.75%, 7/1/15	891,616
295		Massachusetts Health and Educational Facilities Authority,
		(Central New England Health Systems),
		6.125%, 8/1/13	294,988
1,000		Massachusetts Health and Educational Facilities Authority,
	(Dana	-Farber Cancer Institute), 5.25%, 12/1/24	988,470
250		Massachusetts Health and Educational Facilities Authority,
		(Partners Healthcare System), 5.00%, 7/1/09	251,828
750		Massachusetts Health and Educational Facilities Authority,
		(Partners Healthcare System), 5.00%, 7/1/18	781,065
1,000		Massachusetts Health and Educational Facilities Authority,
		(Partners Healthcare System), 5.50%, 7/1/10	1,036,090
			$4,867,097

S e e	notes	to	financ ial	statem e nts
22

Eaton Vance Massachusetts Limited Maturity Municipals Fund as o f M a r c h 31, 2 009

PORTFOLIO OF INVESTMENTS CO N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue — 2.4%
$1,000	Massachusetts Development Finance Agency,
(Waste Management, Inc.), (AMT), 6.90% to 12/1/09
	(Put Date), 12/1/29	$1,004,220
745	Virgin Islands Public Financing Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	452,029
		$1,456,249

Insured-Education — 3.8%
$1,400	Massachusetts Development Finance Agency,
	(Simmons College), (XLCA), 5.25%, 10/1/21	$1,202,810
1,000	University of Massachusetts Building Authority, (AMBAC),
	5.25%, 11/1/13	1,103,680
		$2,306,490

Insured-Electric Utilities — 6.7%
$1,000	Massachusetts Power Supply System, (Municipal
	Wholesale Electric Co.), (NPFG), 5.25%, 7/1/12	$1,061,000
1,000	Massachusetts Power Supply System, (Municipal
	Wholesale Electric Co.), (NPFG), 5.25%, 7/1/13	1,049,290
2,000	Puerto Rico Electric Power Authority, (NPFG),
	5.50%, 7/1/18	1,932,340
		$4,042,630

Insured-Escrowed / Prerefunded — 4.8%
$1,000	Boston, (NPFG), Prerefunded to 2/1/12,
	5.00%, 2/1/19	$1,105,000
1,000	Massachusetts Health and Educational Facilities Authority,
(Tufts-New England Medical Center), (FGIC), Prerefunded
	to 5/15/12, 5.375%, 5/15/15	1,111,590
635	Massachusetts Turnpike Authority, (FGIC), Escrowed to
	Maturity, 5.125%, 1/1/23	698,005
		$2,914,595

Insured-General Obligations — 6.6%
$3,105	Boston, (NPFG), 0.125%, 3/1/22	$1,730,820
1,000	Massachusetts, (AMBAC), 5.00%, 7/1/12	1,110,930
1,000	Massachusetts, (NPFG), 5.25%, 8/1/22	1,117,270
		$3,959,020

Insured-Hospital — 1.5%
$1,000	Massachusetts Health and Educational Facilities Authority,
	(Caregroup Healthcare System), (NPFG),
	5.25%, 7/1/21	$901,300
		$901,300

Principal Amount
(000’s omitted)	Security	Value
Insured-Pooled Loans — 2.2%
$1,545	Massachusetts Educational Financing Authority, (AMBAC),
	(AMT), 4.60%, 1/1/22	$1,321,624
		$1,321,624

Insured-Solid Waste — 3.1%
$1,000	Massachusetts Development Finance Agency,
	(SEMASS System), (NPFG), 5.625%, 1/1/13	$997,400
890	Massachusetts Development Finance Agency,
	(SEMASS System), (NPFG), 5.625%, 1/1/16	864,884
		$1,862,284

Insured-Special Tax Revenue — 3.9%
$500	Massachusetts Special Obligations, (FGIC), (NPFG),
	5.50%, 1/1/29	$509,030
1,600	Massachusetts Special Obligations, (FSA),
	5.50%, 6/1/21	1,870,592
		$2,379,622

Insured-Transportation — 2.3%
$500	Massachusetts Port Authority, (Delta Airlines), (AMBAC),
	(AMT), 5.50%, 1/1/15	$353,025
1,000	Puerto Rico Highway and Transportation Authority, (FSA),
	5.50%, 7/1/11	1,046,830
		$1,399,855

Insured-Water and Sewer — 1.9%
$1,000	Massachusetts Water Resources Authority, (FSA),
	5.50%, 8/1/22	$1,126,280
		$1,126,280

Other Revenue — 0.9%
$500	Massachusetts Health and Educational Facilities Authority,
	(Woods Hole Oceanographic), 5.25%, 6/1/18	$559,715
		$559,715

Senior Living / Life Care — 1.9%
$600	Massachusetts Development Finance Agency,
	(Berkshire Retirement), 5.60%, 7/1/19	$497,712
600	Massachusetts Development Finance Agency,
	(Linden Ponds, Inc.), 5.50%, 11/15/22	409,722
275	Massachusetts Development Finance Agency,
	(Volunteers of America), 5.00%, 11/1/17	220,264
		$1,127,698

S e e	notes	to	financ ial	statem e nts
23

Eaton Vance Massachusetts Limited Maturity Municipals Fund as o f M a r c h 31, 2 009

PORTFOLIO OF INVESTMENTS CO N T ’ D

Principal Amount
(000’s omitted)	Security	Value
Solid Waste — 1.5%
$1,000	Massachusetts Industrial Finance Agency,
	(Ogden Haverhill), (AMT), 5.50%, 12/1/13	$908,170
		$908,170

Special Tax Revenue — 2.9%
$1,000	Massachusetts Bay Transportation Authority, Sales Tax,
	5.25%, 7/1/16	$1,158,990
500	Massachusetts Special Obligations, 5.00%, 6/1/14	560,140
		$1,719,130

Transportation — 4.4%
$1,000	Massachusetts Port Authority, (AMT), 6.25%, 7/1/17	$1,022,130
2,000	Massachusetts State Federal Highway Grant Anticipation
	Notes, 0.00%, 6/15/15	1,643,980
		$2,666,110

Water and Sewer — 2.7%
$1,000	Massachusetts Water Pollution Abatement Trust,
	5.00%, 8/1/25	$1,085,160
500	Massachusetts Water Pollution Abatement Trust,
	5.25%, 2/1/12	544,285
		$1,629,445

Total Tax-Exempt Investments — 99.3%
(identified cost $59,294,004)		$59,885,721

Other Assets, Less Liabilities — 0.7%		$436,109

Net Assets — 100.0%		$60,321,830

The Fund invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 37.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.0% to 18.8% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

Industry and sector classifications included in the Portfolio of Investments are unaudited.

AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.
FGIC - Financial Guaranty Insurance Company
FSA - Financial Security Assurance, Inc.
NPFG - National Public Finance Guaranty Corp.
XLCA - XL Capital Assurance, Inc.

S e e	notes	to	financ ial	statem e nts
24

Eaton Vance New Jersey Limited Maturity Municipals Fund as o f M a r c h 31, 2 009

PORTFOLIO OF INVESTMENTS

Tax	- Exe mpt Inve stme nts — 94 . 8%

	Principal Amount
	(000’s omitted)	Security	Value

	Education — 2.5%
	$1,000	Rutgers State University, Series F, 5.00%, 5/1/23	$1,069,170
			$1,069,170

	Electric Utilities — 1.0%
	$420	New Jersey Economic Development Authority, Pollution
		Control Revenue, (PSEG Power), 5.00%, 3/1/12	$409,492
			$409,492

	Escrowed / Prerefunded — 9.5%
	$350	New Jersey Economic Development Authority,
(Kapkowski Road Landfill), Prerefunded to 5/15/14,
		6.375%, 4/1/18	$418,215
	2,030	New Jersey Economic Development Authority,
		(Principal Custodial Receipts), Escrowed to Maturity,
		0.00%, 12/15/12	1,886,662
	300	New Jersey Economic Development Authority, (The Seeing
		Eye, Inc.), Prerefunded to 12/1/09, 6.20%, 12/1/24	316,557
	600	New Jersey Educational Facilities Authority,
(Higher Education Capital Improvements), Prerefunded to
		9/1/10, 5.00%, 9/1/15	635,250
	750	New Jersey Educational Facilities Authority, (Stevens
		Institute of Technology), Escrowed to Maturity,
		5.00%, 7/1/11	815,430
			$4,072,114

	General Obligations — 2.5%
	$500	Jersey City School District, 6.25%, 10/1/10	$534,895
	500	Monmouth County Improvement Authority,
		5.00%, 12/1/21	545,010
			$1,079,905

	Health Care-Miscellaneous — 0.2%
	$100	Puerto Rico Infrastructure Financing Authority,
		(Mepsi Campus Project), 6.25%, 10/1/24	$77,772
			$77,772

	Hospital — 7.3%
	$1,000	Camden County Improvement Authority,
		(Cooper Health System), 5.25%, 2/15/20	$794,910
	500	New Jersey Health Care Facilities Financing Authority,
		(Atlantic City Medical Care Center), 6.00%, 7/1/12	519,140
	425	New Jersey Health Care Facilities Financing Authority,
		(Capital Health System), 5.75%, 7/1/23	396,555

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)
$450	New Jersey Health Care Facilities Financing Authority,
	(Hackensack University Medical Center),
	6.125%, 1/1/20	$455,148
500	New Jersey Health Care Facilities Financing Authority,
	(Hunterdon Medical Center), 5.25%, 7/1/25	444,465
500	New Jersey Health Care Facilities Financing Authority,
	(Robert Wood Johnson University Hospital),
	5.60%, 7/1/15	506,330
		$3,116,548

Housing — 1.1%
$500	New Jersey Housing and Mortgage Finance Agency, Single
	Family Housing, (AMT), 5.10%, 10/1/23	$488,585
		$488,585

Industrial Development Revenue — 1.0%
$350	New Jersey Economic Development Authority,
	(American Airlines, Inc.), (AMT), 7.10%, 11/1/31	$129,220
450	New Jersey Economic Development Authority,
	(Continental Airlines), (AMT), 6.25%, 9/15/19	301,837
		$431,057

Insured-Education — 5.6%
$545	New Jersey Educational Facilities Authority,
	(Montclair State University), (NPFG), 3.75%, 7/1/24	$452,726
1,000	New Jersey Educational Facilities Authority,
	(Ramapo College), (AMBAC), 4.50%, 7/1/21	1,027,000
900	New Jersey Educational Facilities Authority,
	(Ramapo College), (AMBAC), 4.60%, 7/1/14	934,875
		$2,414,601

Insured-Electric Utilities — 3.5%
$560	Cape May County Industrial Pollution Control Financing
	Authority, (Atlantic City Electric Co.), (NPFG),
	6.80%, 3/1/21	$641,984
1,000	Puerto Rico Electric Power Authority, (NPFG),
	5.25%, 7/1/26	871,380
		$1,513,364

Insured-Escrowed/Prerefunded — 3.5%
$1,300	New Jersey Health Care Facilities Financing Authority,
(AHS Hospital Corp.), (AMBAC), Escrowed to Maturity,
	6.00%, 7/1/12	$1,484,626
		$1,484,626

S e e	notes	to	financ ial	statem e nts
25

Eaton Vance New Jersey Limited Maturity Municipals Fund as o f M a r c h 31, 2 009

PORTFOLIO OF INVESTMENTS CO N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations — 14.7%
$330	Clearview Regional High School District, (FGIC), (NPFG),
	5.375%, 8/1/15	$363,502
250	Freehold Regional High School District, (FGIC), (NPFG),
	5.00%, 3/1/18	282,365
470	Hillsborough Township School District, (FSA),
	5.375%, 10/1/18	547,808
1,000	Jackson Township School District, (Baptist Healthcare
	Systems), (NPFG), 5.25%, 6/15/23	1,121,920
725	Monroe Township Board of Education, (FGIC), (NPFG),
	5.20%, 8/1/11	776,236
825	Monroe Township Board of Education, (FGIC), (NPFG),
	5.20%, 8/1/14	904,596
1,120	New Jersey, (AMBAC), 5.25%, 7/15/19	1,271,581
500	New Jersey, (FSA), 5.00%, 1/15/22	528,840
500	New Jersey, (FSA), 5.00%, 1/15/23	523,945
		$6,320,793

Insured-Lease Revenue / Certificates of
Participation — 3.9%
$1,000	Hudson County, (NPFG), 6.25%, 6/1/15	$1,085,520
500	Puerto Rico Public Finance Corp., (AMBAC),
	5.375%, 6/1/17	582,825
		$1,668,345

Insured-Transportation — 6.0%
$500	Delaware River Port Authority, (FSA), 5.50%, 1/1/10	$515,155
1,000	New Jersey Transportation Trust Fund Authority, (NPFG),
	5.50%, 12/15/17	1,093,450
770	Port Authority of New York and New Jersey, (FGIC),
	(NPFG), (AMT), 4.50%, 10/1/20	729,983
250	South Jersey Transportation Authority, (AMBAC),
	5.00%, 11/1/18	253,283
		$2,591,871

Insured-Water and Sewer — 10.4%
$1,135	Bayonne Municipal Utilities Authority, (XLCA),
	5.25%, 4/1/19	$1,096,058
1,000	North Hudson Sewer Authority, (NPFG),
	5.125%, 8/1/22	1,020,290
1,020	Passaic Valley Water Commission, (FSA),
	5.00%, 12/15/17	1,150,805
565	Pennsville Sewer Authority, (NPFG), 0.00%, 11/1/16	423,682
565	Pennsville Sewer Authority, (NPFG), 0.00%, 11/1/17	400,178
565	Pennsville Sewer Authority, (NPFG), 0.00%, 11/1/18	376,917
		$4,467,930

Principal Amount
(000’s omitted)	Security	Value

Lease Revenue / Certificates of Participation — 5.4%
$1,100	Bergen County Improvement Authority,
	(County Administration Complex), 5.00%, 11/15/24(1)	$1,213,333
1,000	New Jersey Economic Development Authority,
	(School Facilities Construction), 5.50%, 9/1/19	1,094,330
		$2,307,663

Nursing Home — 1.2%
$500	New Jersey Economic Development Authority,
	(Masonic Charity Foundation), 4.80%, 6/1/11	$516,205
		$516,205

Pooled Loans — 5.2%
$2,000	New Jersey Economic Environmental Infrastructure Trust,
	5.00%, 9/1/20	$2,248,200
		$2,248,200

Senior Living/Life Care — 2.0%
$520	New Jersey Economic Development Authority,
	(Cranes Mill Project), 5.50%, 7/1/18	$475,587
400	New Jersey Economic Development Authority,
	(Seabrook Village, Inc.), 5.00%, 11/15/12	377,496
		$853,083

Special Tax Revenue — 1.9%
$500	New Jersey Economic Development Authority,
	(Cigarette Tax), 5.50%, 6/15/16	$455,685
180	New Jersey Economic Development Authority,
	(Newark Downtown Distribution Management Corp.),
	4.625%, 6/15/12	172,107
190	New Jersey Economic Development Authority,
	(Newark Downtown Distribution Management Corp.),
	4.625%, 6/15/13	176,462
		$804,254

Transportation — 6.4%
$1,000	New Jersey Transportation Trust Fund Authority,
	5.25%, 12/15/21	$1,045,660
1,000	Port Authority of New York and New Jersey, (AMT),
	5.25%, 9/15/23	1,001,600
700	Port Authority of New York and New Jersey, (AMT),
	5.50%, 7/15/12	708,295
		$2,755,555

Total Tax-Exempt Investments — 94.8%
(identified cost $40,299,041)		$40,691,133

S e e	notes	to	financ ial	statem e nts
26

Eaton Vance New Jersey Limited Maturity Municipals Fund as o f M a r c h 31, 2 009

PORTFOLIO OF INVESTMENTS CO N T ’ D

Short	-Term Investments — 4.7%
	Principal Amount
	(000’s omitted)	Security	Value
	$2,000	California Housing Finance Agency Revenue, Variable Rate,
		(SPA: Bank of Nova Scotia), 0.40%, 2/1/25(2)	$2,000,000
	Total Short-Term Investments — 4.7%
	(identified cost $2,000,000)		$2,000,000
	Total Investments — 99.5%
	(identified cost $42,299,041)		$42,691,133
	Other Assets, Less Liabilities — 0.5%		$221,785
	Net Assets — 100.0%		$42,912,918

Industry and sector classifications included in the Portfolio of Investments are unaudited.

AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.
FGIC - Financial Guaranty Insurance Company
FSA - Financial Security Assurance, Inc.
NPFG - National Public Finance Guaranty Corp.
XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 47.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.6% to 24.7% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(2)	Variable rate demand obligation. The stated interest rate represents the rate in effect at March 31, 2009.

S e e	notes	to	financ ial	statem e nts
27

Eaton Vance New York Limited Maturity Municipals Fund as o f M ar c h 31, 200 9

PORTFOLIO OF INVESTMENTS

Tax	- Exe mpt Inve stme nts — 97 . 7%

	Principal Amount
	(000’s omitted)	Security	Value

	Cogeneration — 0.5%
	$600	Suffolk County Industrial Development Agency,
(Nissequogue Cogeneration Partners Facility), (AMT),
		5.50%, 1/1/23	$421,980
			$421,980

	Education — 3.4%
	$1,500	New York Dormitory Authority, (State University
		Educational Facilities), 5.00%, 7/1/20	$1,611,330
	600	New York Dormitory Authority, (State University
		Educational Facilities), 5.25%, 5/15/15	675,684
	625	Troy Industrial Development Authority, (Rensselaer
		Polytechnic Institute), 5.50%, 9/1/15	686,150
			$2,973,164

	Electric Utilities — 2.8%
	$2,500	New York Energy Research and Development Authority
		Facility, (AMT), 4.70%, 6/1/36	$2,500,050
			$2,500,050

	Escrowed / Prerefunded — 4.2%
	$1,000	New York Dormitory Authority, (Child Care Facility),
		Prerefunded to 4/1/12, 5.375%, 4/1/14	$1,124,400
	70	New York Urban Development Corp., (Correctional and
		Youth Facilities), Prerefunded to 1/1/11,
		5.50%, 1/1/17	75,673
	25	Suffolk County Industrial Development Agency,
(Jefferson’s Ferry Project), Prerefunded to 11/1/09,
		7.20%, 11/1/19	26,415
	1,170	Triborough Bridge and Tunnel Authority, Escrowed to
		Maturity, 5.00%, 1/1/20	1,295,939
	1,000	Triborough Bridge and Tunnel Authority, Prerefunded to
		1/1/16, 5.375%, 1/1/19	1,189,480
			$3,711,907

	Health Care-Miscellaneous — 0.8%
	$90	Puerto Rico Infrastructure Financing Authority,
		(Mepsi Campus Project), 5.60%, 10/1/14	$83,059
	200	Puerto Rico Infrastructure Financing Authority,
		(Mepsi Campus Project), 6.25%, 10/1/24	155,544
	100	Suffolk County Industrial Development Agency,
		(Alliance of Long Island Agencies), 7.50%, 9/1/15	97,471
	400	Westchester County Industrial Development Agency,
		(Children’s Village), 5.375%, 3/15/19	319,316
			$655,390

Principal Amount
(000’s omitted)	Security	Value

Hospital — 9.4%
$370	Chautauqua County Industrial Development Agency,
	(Women’s Christian Association), 6.35%, 11/15/17	$316,383
130	Fulton County Industrial Development Agency, (Nathan
	Littauer Hospital), 5.75%, 11/1/09	129,916
265	Nassau County Industrial Development Agency, (North
	Shore Health System), 5.625%, 11/1/10	271,132
460	Nassau County Industrial Development Agency, (North
	Shore Health System), 5.875%, 11/1/11	477,448
2,000	New York Dormitory Authority, (Interfaith Medical Center),
	5.00%, 2/15/21	2,031,060
1,000	New York Dormitory Authority, (Lenox Hill Hospital),
	5.75%, 7/1/13	942,880
200	New York Dormitory Authority, (Lenox Hill Hospital),
	5.75%, 7/1/15	183,556
500	New York Dormitory Authority, (Lenox Hill Hospital),
	5.75%, 7/1/17	434,705
415	New York Dormitory Authority, (NYU Hospital Center),
	5.25%, 7/1/24	294,870
1,000	New York Health and Hospital Corp., 5.50%, 2/15/19	1,056,620
180	Oneida County Industrial Development Agency,
	(St. Elizabeth Medical Center), 5.50%, 12/1/10	175,788
1,325	Saratoga County Industrial Development Agency,
	(Saratoga Hospital Project), 5.00%, 12/1/17	1,262,592
750	Suffolk County Industrial Development Agency,
	(Huntington Hospital), 6.00%, 11/1/22	714,053
		$8,291,003

Housing — 3.4%
$1,000	New York Housing Finance Agency, (Affordable Housing),
	(AMT), 5.05%, 11/1/22	$988,350
2,000	New York State Mortgage Agency, (AMT),
	4.95%, 10/1/21	1,995,380
		$2,983,730

Industrial Development Revenue — 6.8%
$1,000	Dutchess County Industrial Development Agency,
	(IBM Corporation), (AMT), 5.45%, 12/1/29	$1,015,410
1,500	Liberty Development Corp., (Goldman Sachs Group, Inc.),
	5.50%, 10/1/37	1,279,800
1,250	New York City Industrial Development Agency,
	(Terminal One Group), (AMT), 5.50%, 1/1/14	1,192,850
1,000	New York State Environmental Facilities Corp., Solid
Waste Disposal, (Waste Management Project), (AMT),
	4.55%, 5/1/12	936,320
250	Onondaga County Industrial Development Agency,
	(Senior Air Cargo), (AMT), 6.125%, 1/1/32	176,473

S e e	notes	to	financ ial	statem e nts
28

Eaton Vance New York Limited Maturity Municipals Fund as o f M ar c h 31, 200 9

PORTFOLIO OF INVESTMENTS CO N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue (continued)
$1,500	Puerto Rico Port Authority, (American Airlines, Inc.),
	(AMT), 6.25%, 6/1/26	$591,960
1,250	Virgin Islands Public Financing Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	758,437
		$5,951,250

Insured-Education — 10.3%
$1,000	New York Dormitory Authority, (Canisius College), (NPFG),
	5.00%, 7/1/16	$969,480
1,000	New York Dormitory Authority, (City University), (AMBAC),
	5.625%, 7/1/16	1,086,180
1,420	New York Dormitory Authority, (Educational Housing
	Services), (AMBAC), 5.25%, 7/1/20	1,371,904
1,000	New York Dormitory Authority, (New York University),
	(AMBAC), 5.50%, 7/1/19	1,132,700
1,085	New York Dormitory Authority, (Rochester Institute of
	Technology), (AMBAC), 5.25%, 7/1/21	1,109,532
1,000	New York Dormitory Authority, (State University
	Educational Facilities), (FSA), 5.75%, 5/15/17	1,159,370
1,000	New York Dormitory Authority, (Student Housing), (FGIC),
	(NPFG), 5.25%, 7/1/15	1,109,010
1,000	New York Dormitory Authority, (University Educational
	Facilities), (FGIC), (NPFG), 5.25%, 5/15/13	1,073,630
		$9,011,806

Insured-Electric Utilities — 6.1%
$2,500	Long Island Power Authority, Electric Systems Revenue,
	(FGIC), (NPFG), 5.00%, 12/1/22	$2,506,925
500	Long Island Power Authority, Electric Systems Revenue,
	(FSA), 0.00%, 6/1/15	404,175
1,250	Puerto Rico Electric Power Authority, (XLCA),
	5.375%, 7/1/17	1,213,050
1,250	Puerto Rico Electric Power Authority, (XLCA),
	5.375%, 7/1/18	1,196,737
		$5,320,887

Insured-Escrowed / Prerefunded — 0.3%
$250	Niagara County Industrial Development Agency,
(Niagara University), (AMBAC), Escrowed to Maturity,
	5.25%, 10/1/18	$301,478
		$301,478

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations — 3.9%
$500	Clarence Central School District, (FSA), 5.00%, 5/15/17	$540,560
1,000	Monroe County, (Public Improvements), (NPFG),
	6.00%, 3/1/19	1,095,250
1,915	Puerto Rico, (FGIC), 5.50%, 7/1/17	1,788,763
		$3,424,573

Insured-Hospital — 2.6%
$1,600	New York Dormitory Authority, (Memorial Sloan Kettering
	Cancer Center), (NPFG), 5.50%, 7/1/17	$1,777,824
500	New York Dormitory Authority, (New York and
	Presbyterian Hospital), (AMBAC), 5.50%, 8/1/11	538,330
		$2,316,154

Insured-Lease Revenue / Certificates of
Participation — 2.4%
$1,000	New York Dormitory Authority, (Master BOCES
	Program-Oneida Herkimer Madison BOCES), (FSA),
	5.25%, 8/15/20	$1,074,830
1,000	New York Dormitory Authority, (Municipal Health
	Facilities), (FSA), 5.50%, 1/15/13	1,071,420
		$2,146,250

Insured-Other Revenue — 2.7%
$500	New York City Industrial Development Agency,
	(Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/22	$457,090
2,500	New York City Industrial Development Agency,
	(Yankee Stadium), (AGC), 0.00%, 3/1/15	1,916,950
		$2,374,040

Insured-Special Tax Revenue — 6.5%
$2,250	New York Local Government Assistance Corp., (NPFG),
	0.00%, 4/1/13	$2,047,230
2,000	New York Urban Development Corp., (Personal Income
	Tax), (AMBAC), 5.50%, 3/15/19	2,295,340
1,500	Puerto Rico Infrastructure Financing Authority, (FGIC),
	5.50%, 7/1/19	1,356,525
		$5,699,095

Insured-Transportation — 8.9%
$1,000	Metropolitan Transportation Authority, (AMBAC),
	5.50%, 11/15/18	$1,070,170
1,000	Metropolitan Transportation Authority, (NPFG),
	5.50%, 11/15/13	1,093,290
1,000	Monroe County Airport Authority, (NPFG), (AMT),
	5.875%, 1/1/17	1,005,140
2,235	New York Thruway Authority, (AMBAC), 5.50%, 4/1/20	2,488,851

S e e	notes	to	financ ial	statem e nts
29

Eaton Vance New York Limited Maturity Municipals Fund as o f M ar c h 31, 200 9

PORTFOLIO OF INVESTMENTS CO N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation (continued)
$1,920	Triborough Bridge and Tunnel Authority, (NPFG),
	5.50%, 11/15/18	$2,178,432
		$7,835,883

Lease Revenue / Certificates of Participation — 1.8%
$500	New York Urban Development Corp., 5.00%, 1/1/18	$538,490
1,025	New York Urban Development Corp., (Correctional and
	Youth Facilities), 5.50%, 1/1/17	1,063,161
		$1,601,651

Other Revenue — 0.7%
$750	Albany Industrial Development Agency,
	(Charitable Leadership), 6.00%, 7/1/19	$630,300
		$630,300

Senior Living / Life Care — 0.4%
$400	Mt. Vernon Industrial Development Agency,
	(Wartburg Senior Housing, Inc.), 6.15%, 6/1/19	$336,436
		$336,436

Solid Waste — 2.9%
$750	Hempstead Industrial Development Agency,
	(American Refuel), 5.00%, 12/1/10	$730,192
2,000	Niagara County Industrial Development Agency,
	(American Ref-Fuel Co., LLC), (AMT), 5.55%, 11/15/24	1,850,180
		$2,580,372

Special Tax Revenue — 8.0%
$1,140	34th Street Partnership, Inc., 5.00%, 1/1/17	$1,226,537
500	New York City Transitional Finance Authority,
	5.375%, 2/15/14	541,220
865	New York City Transitional Finance Authority, (Future Tax),
	4.75%, 11/15/23	867,898
1,000	New York City Transitional Finance Authority, (Future Tax),
	5.375%, 2/1/13	1,065,780
3,000	New York State Local Government Assistance Corp.,
	5.25%, 4/1/16	3,322,290
		$7,023,725

Transportation — 2.3%
$1,000	Metropolitan Transportation Authority, 5.00%, 11/15/21	$1,004,120
1,000	Port Authority of New York and New Jersey, (AMT),
	5.25%, 9/15/23	1,001,600
		$2,005,720

Principal Amount
(000’s omitted)	Security	Value

Water and Sewer — 6.6%
$1,000	Erie County Water Authority, 5.00%, 12/1/18	$1,121,200
2,430	New York City Municipal Water Finance,
	5.00%, 6/15/21	2,553,882
515	New York State Environmental Facilities Corp., Clean
	Water, (Municipal Water Finance), 5.00%, 6/15/18(1)	547,553
1,000	New York State Environmental Facilities Corp., Clean
	Water, (Municipal Water Finance), 5.00%, 6/15/20	1,066,460
500	New York State Environmental Facilities Corp., Clean
	Water, (Municipal Water Finance), 5.25%, 6/15/14(1)	545,245
		$5,834,340

Total Tax-Exempt Investments — 97.7%
(identified cost $87,946,528)		$85,931,184

Other Assets, Less Liabilities — 2.3%		$1,983,567

Net Assets — 100.0%		$87,914,751

Industry and sector classifications included in the Portfolio of Investments are unaudited.

AGC - Assured Guaranty Corp.
AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.
FGIC - Financial Guaranty Insurance Company
FSA - Financial Security Assurance, Inc.
NPFG - National Public Finance Guaranty Corp.
XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 44.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.2% to 17.3% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

S e e	notes	to	financ ial	statem e nts
30

Eaton Vance Ohio Limited Maturity Municipals Fund as o f M ar c h 31, 200 9

PORTFOLIO OF INVESTMENTS

Tax	- Exe mpt Inve stme nts — 99 . 5%
	Principal Amount
	(000’s omitted)	Security	Value
	Cogeneration — 0.4%
	$95	Ohio Water Development Authority, Solid Waste Disposal,
		(Bay Shore Power), (AMT), 6.625%, 9/1/20	$79,008
			$79,008

	Education — 7.0%
	$500	Ohio Higher Educational Facilities Commission,
		(John Carroll University), 5.00%, 11/15/13	$534,925
	250	Ohio State University General Receipts, 5.00%, 12/1/23	264,560
	500	Ohio State University General Receipts, 5.25%, 12/1/17	546,440
			$1,345,925

	Electric Utilities — 1.0%
	$200	Ohio Air Quality Development Authority, (Ohio Power
Company), (AMT), Variable Rate, 7.125% to 6/1/10,
		6/1/41	$201,034
			$201,034

	Escrowed/Prerefunded — 0.9%
	$165	Richland County Hospital Facilities, (Medcentral Health
		Systems), Prerefunded to 11/15/10,
		6.375%, 11/15/22	$180,602
			$180,602

	General Obligations — 5.4%
	$395	Franklin County, 5.00%, 12/1/12	$446,263
	500	Hamilton School District, 6.15%, 12/1/15	594,800
			$1,041,063

	Health Care-Miscellaneous — 0.4%
	$90	Puerto Rico Infrastructure Financing Authority,
		(Mepsi Campus Project), 5.60%, 10/1/14	$83,059
			$83,059

	Hospital — 6.0%
	$500	Cuyahoga County, (Cleveland Clinic Health System),
		6.00%, 1/1/17	$549,450
	500	Erie County Hospital Facilities, (Firelands Regional Medical
		Center), 5.50%, 8/15/12	506,200
	85	Richland County Hospital Facilities, (Medcentral Health
		Systems), 6.375%, 11/15/22	85,921
			$1,141,571

Principal Amount
(000’s omitted)	Security	Value

Housing — 1.0%
$185	Ohio Housing Finance Agency, (AMT), 4.55%, 9/1/11	$189,973
		$189,973

Industrial Development Revenue — 6.8%
$500	Dayton Special Facilities Revenue, (Emery Air Freight),
	5.625%, 2/1/18	$503,100
100	Ohio Water Development Authority, Solid Waste Disposal,
	(Allied Waste North America, Inc.), (AMT),
	5.15%, 7/15/15	89,276
500	Toledo-Lucas County Port Authority, (Cargill, Inc.),
	4.50%, 12/1/15	515,215
310	Virgin Islands Public Financing Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	188,092
		$1,295,683

Insured-Education — 4.0%
$750	Cleveland-Cuyahoga County Port Authority, (Euclid Avenue
	Housing Corp.), (AMBAC), 5.00%, 8/1/21	$759,405
		$759,405

Insured-Escrowed / Prerefunded — 3.7%
$300	Cleveland Airport System, (FSA), Prerefunded to 1/1/10,
	5.25%, 1/1/14	$313,770
350	Ohio Higher Educational Facilities Authority,
(Xavier University), (CIFG), Prerefunded to 5/1/16,
	5.00%, 5/1/22	400,725
		$714,495

Insured-General Obligations — 24.2%
$200	Amherst School District, (FGIC), (NPFG),
	5.00%, 12/1/11	$214,734
250	Athens City School District, (FSA), 5.45%, 12/1/10	268,400
265	Clinton Massie Local School District, (AMBAC),
	0.00%, 12/1/09	262,149
265	Clinton Massie Local School District, (AMBAC),
	0.00%, 12/1/11	249,940
225	Finneytown Local School District, (FGIC), (NPFG),
	6.15%, 12/1/11	249,892
1,000	Hilliard School District, (FGIC), (NPFG), 0.00%, 12/1/14	847,900
175	Scioto Valley and Ross County School District, (FGIC),
	(NPFG), 0.00%, 12/1/11	162,510
550	Springfield City School District, Clark County, (AMBAC),
	4.30%, 12/1/14	579,210
500	Strongsville City School District, (NPFG),
	5.375%, 12/1/12	567,345
670	Upper Arlington City School District, (FSA),
	5.00%, 12/1/21	709,148

S e e	notes	to	financ ial	statem e nts
31

Eaton Vance Ohio Limited Maturity Municipals Fund as o f M ar c h 31, 200 9

PORTFOLIO OF INVESTMENTS CO N T ’ D

Principal Amount
(000’s omitted)	Security	Value
Insured-General Obligations (continued)
$460	Wyoming School District, (FGIC), (NPFG),
	5.75%, 12/1/17	$519,446
		$4,630,674

Insured-Hospital — 2.7%
$500	Cuyahoga County, (MetroHealth System), (NPFG),
	5.50%, 2/15/12	$513,005
		$513,005

Insured-Industrial Development Revenue — 2.8%
$500	Akron Economic Development, (NPFG), 6.00%, 12/1/12	$543,730
		$543,730

Insured-Lease Revenue / Certificates of
Participation — 2.9%
$500	Ohio Building Authority, (FSA), 5.50%, 10/1/11	$550,060
		$550,060

Insured-Other Revenue — 2.8%
$500	Cleveland Parking Facilities, (FSA), 5.25%, 9/15/20	$546,060
		$546,060

Insured-Special Tax Revenue — 1.2%
$250	Puerto Rico Infrastructure Financing Authority, (FGIC),
	5.50%, 7/1/19	$226,088
		$226,088

Insured-Transportation — 5.8%
$250	Cleveland Airport System, (FSA), 5.00%, 1/1/23	$254,320
750	Ohio Turnpike Commission, (FGIC), (NPFG),
	5.50%, 2/15/18	856,642
		$1,110,962

Insured-Water and Sewer — 2.7%
$475	Cleveland Waterworks, (FSA), 5.375%, 1/1/16	$510,530
		$510,530

Lease Revenue / Certificates of Participation — 0.8%
$180	Union County, (Pleasant Valley Joint Fire District),
	6.125%, 12/1/19	$160,506
		$160,506

Principal Amount
(000’s omitted)	Security	Value
Other Revenue — 2.3%
$310	Buckeye Tobacco Settlement Financing Authority,
	5.125%, 6/1/24	$222,118
300	Riversouth Authority, (Lazarus Building Redevelopment),
	5.75%, 12/1/27	213,093
		$435,211

Pooled Loans — 5.1%
$240	Cuyahoga County Port Authority, (Garfield Heights),
	5.25%, 5/15/23	$181,224
295	Ohio Economic Development, (Ohio Enterprise Bond
	Fund), (AMT), 4.60%, 6/1/20	307,142
250	Ohio Economic Development, (Ohio Enterprise Bond
	Fund), (AMT), 5.25%, 12/1/15	258,828
315	Summit County Port Authority, (Twinsburg Township),
	5.125%, 5/15/25	220,648
		$967,842

Special Tax Revenue — 1.3%
$250	Mahoning County, (Sales Tax), 5.00%, 12/1/10	$252,643
		$252,643

Transportation — 1.5%
$250	Ohio Major New Street Infrastructure Project Revenue,
	5.75%, 6/15/19	$289,217
		$289,217

Water and Sewer — 6.8%
$400	Cincinnati Water System, 4.50%, 12/1/21	$418,048
500	Ohio Water Development Authority, (Drinking Water),
	5.50%, 12/1/14	555,230
280	Ohio Water Development Authority, Water Pollution
	Control, (Fresh Water Quality), 5.25%, 6/1/20(1)	325,153
		$1,298,431

Total Tax-Exempt Investments — 99.5%
(identified cost $18,678,884)		$19,066,777

Other Assets, Less Liabilities — 0.5%		$99,204

Net Assets — 100.0%		$19,165,981

S e e	notes	to	financ ial	statem e nts
32

Eaton Vance Ohio Limited Maturity Municipals Fund as o f M ar c h 31, 200 9

PORTFOLIO OF INVESTMENTS CO N T ’ D

Industry and sector classifications included in the Portfolio of Investments are unaudited.

AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.
CIFG - CIFG Assurance North America, Inc.
FGIC - Financial Guaranty Insurance Company
FSA - Financial Security Assurance, Inc.
NPFG - National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 53.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.1% to 23.5% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

S e e	notes	to	financ ial	statem e nts
33

Eaton Vance Pennsylvania Limited Maturity Municipals Fund as o f M ar c h 31, 2009

PORTFOLIO OF INVESTMENTS

Tax	- Exe mpt Inve stme nts — 97 . 4%

	Principal Amount
	(000’s omitted)	Security	Value

	Cogeneration — 1.2%
	$310	Carbon County Industrial Development Authority,
		(Panther Creek Partners), (AMT), 6.65%, 5/1/10	$310,313
	350	Pennsylvania Economic Development Financing
		Authority, (Resource Recovery-Colver), (AMT),
		5.125%, 12/1/15	278,320
			$588,633

	Education — 2.1%
	$1,040	Pennsylvania Higher Educational Facilities Authority,
		(University of Pennsylvania), 5.00%, 7/15/21	$1,095,016
			$1,095,016

	Electric Utilities — 3.5%
	$500	Pennsylvania Economic Development Financing
Authority, Pollution Control, (PPL Electric Utility Corp.),
		4.85% to 10/1/10 (Put Date), 10/1/23	$507,265
	1,000	Puerto Rico Electric Power Authority, 5.00%, 7/1/17	946,160
	400	York County Industrial Development Authority, Pollution
		Control, (Public Service Enterprise Group, Inc.),
		5.50%, 9/1/20	351,760
			$1,805,185

	Escrowed / Prerefunded — 2.7%
	$250	Allegheny County Industrial Development Authority,
(Residential Resources, Inc.), Prerefunded to 9/1/11,
		6.50%, 9/1/21	$281,925
	500	Bucks County Industrial Development Authority,
		(Pennswood), Prerefunded to 10/1/10,
		5.80%, 10/1/20	545,455
	520	Lehigh County General Purpose Authority, (Muhlenberg
		Hospital), Escrowed to Maturity, 5.75%, 7/15/10	536,500
			$1,363,880

	General Obligations — 3.2%
	$500	Bucks County, 5.125%, 5/1/21	$560,420
	1,000	Daniel Boone Area School District, 5.00%, 8/15/19	1,085,950
			$1,646,370

	Health Care-Miscellaneous — 0.3%
	$200	Puerto Rico Infrastructure Financing Authority,
		(Mepsi Campus Project), 6.25%, 10/1/24	$155,544
			$155,544

Principal Amount
(000’s omitted)	Security	Value

Hospital — 8.1%
$500	Allegheny County Hospital Development Authority,
	(University of Pittsburgh Medical Center),
	5.00%, 6/15/18	$513,515
500	Allegheny County Hospital Development Authority,
	(University of Pittsburgh Medical Center),
	5.00%, 9/1/18	508,810
635	Lancaster County Hospital Authority, (Lancaster General
	Hospital), 5.00%, 3/15/22	617,004
200	Lebanon County Health Facility Authority,
	(Good Samaritan Hospital), 5.50%, 11/15/18	182,434
1,000	Monroe County Hospital Authority, (Pocono Medical
	Center), 5.00%, 1/1/17	969,630
500	Pennsylvania Higher Educational Facilities Authority,
	(UPMC Health System), 6.25%, 1/15/18	516,880
800	Washington County Hospital Authority,
	(Monongahela Vineyard Hospital), 5.00%, 6/1/12	812,888
		$4,121,161

Housing — 2.5%
$1,335	Allegheny County Residential Finance Authority, Single
	Family Mortgages, (AMT), 4.80%, 11/1/22	$1,292,227
		$1,292,227

Industrial Development Revenue — 2.6%
$700	Erie Industrial Development Authority,
	(International Paper), (AMT), 5.85%, 12/1/20	$503,398
500	Pennsylvania Economic Development Financing
	Authority, (Aqua Pennsylvania, Inc.), (AMT),
	6.75%, 10/1/18	524,165
750	Puerto Rico Port Authority, (American Airlines, Inc.),
	(AMT), 6.25%, 6/1/26	295,980
		$1,323,543

Insured-Cogeneration — 2.1%
$1,300	Pennsylvania Economic Development Financing
	Authority, (Resource Recovery-Colver), (AMBAC),
	(AMT), 4.625%, 12/1/18	$1,045,343
		$1,045,343

Insured-Education — 6.2%
$2,000	Delaware County, (Villanova University), (AMBAC),
	5.00%, 8/1/20	$2,078,460
1,100	Lycoming County College Authority, (Pennsylvania
	College of Technology), (AMBAC), 5.125%, 5/1/22	1,071,829
		$3,150,289

S e e	notes	to	financ ial	statem e nts
34

Eaton Vance Pennsylvania Limited Maturity Municipals Fund as o f M ar c h 31, 2009

PORTFOLIO OF INVESTMENTS CO N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities — 3.1%
$1,500	Cambria County Industrial Development Authority,
	(Pennsylvania Electric), (NPFG), 5.35%, 11/1/10	$1,581,855
		$1,581,855

Insured-Escrowed / Prerefunded — 18.6%
$1,000	Council Rock School District, (NPFG), Prerefunded to
	11/15/11, 5.00%, 11/15/19	$1,100,680
500	Pennsylvania Public School Building Authority, (Garnet
	Valley School District), (AMBAC), Prerefunded to
	2/1/11, 5.50%, 2/1/20	538,180
1,000	Pennsylvania Turnpike Commission, Registration Fee
	Revenue, (AMBAC), Prerefunded to 7/15/11,
	5.125%, 7/15/22	1,102,680
1,000	Philadelphia Gas Works Revenue, (FSA), Prerefunded
	to 8/1/13, 5.25%, 8/1/17	1,146,860
1,000	Pittsburgh, (AMBAC), Prerefunded to 3/1/12,
	5.25%, 9/1/22	1,112,320
1,000	Spring-Ford Area School District, (FSA), Prerefunded to
	9/1/11, 5.00%, 9/1/19	1,094,810
5,000	Westmoreland Municipal Authority, (FGIC), Escrowed to
	Maturity, 0.00%, 8/15/19	3,390,000
		$9,485,530

Insured-General Obligations — 20.5%
$1,020	Cornwall Lebanon School District, (FSA),
	0.00%, 3/15/16	$789,766
1,250	Cranberry Township, (FGIC), (NPFG),
	5.00%, 12/1/20	1,309,637
1,635	Harrisburg, (AMBAC), 0.00%, 9/15/12	1,488,717
1,355	McKeesport, (FGIC), (NPFG), 0.00%, 10/1/11	1,270,976
1,000	Palmyra Area School District, (FGIC), (NPFG),
	5.00%, 5/1/17	1,073,850
1,000	Pennsylvania, (NPFG), 5.375%, 7/1/19	1,174,880
1,000	Philadelphia School District, (FSA), 5.50%, 6/1/21	1,094,510
1,000	Reading School District, (FGIC), (NPFG),
	0.00%, 1/15/12	920,110
1,250	Sto-Rox School District, (FGIC), (NPFG),
	5.125%, 12/15/22	1,294,413
		$10,416,859

Insured-Hospital — 1.5%
$250	Allegheny County Hospital Development Authority,
	(NPFG), 6.00%, 7/1/24	$262,370
500	Washington County Hospital Authority, (Washington
	Hospital), (AMBAC), 5.375%, 7/1/14	503,705
		$766,075

Principal Amount
(000’s omitted)	Security	Value

Insured-Other Revenue — 2.6%
$1,500	Philadelphia Authority for Industrial Development
	Revenue, (FGIC), (NPFG), 5.00%, 12/1/22	$1,327,230
		$1,327,230

Insured-Special Tax Revenue — 0.7%
$350	Pittsburgh and Allegheny County Public Auditorium
	Authority, (AMBAC), 5.00%, 2/1/24	$341,386
		$341,386

Insured-Transportation — 8.3%
$1,000	Allegheny County Airport, (NPFG), (AMT),
	5.75%, 1/1/10	$1,018,240
590	Allegheny County Airport, (NPFG), (AMT),
	5.75%, 1/1/12	610,526
1,000	Pennsylvania Turnpike Commission, Registration Fee
	Revenue, (FSA), 5.25%, 7/15/22	1,107,440
1,000	Philadelphia Airport, (FGIC), (NPFG), (AMT),
	5.375%, 7/1/14	1,003,930
500	Southeastern Pennsylvania Transportation Authority,
	(FGIC), (NPFG), 5.25%, 3/1/16	506,435
		$4,246,571

Insured-Water and Sewer — 5.9%
$500	Allegheny County Sanitation Authority, (BHAC),
	(NPFG), 5.00%, 12/1/22(1)	$522,575
250	Allegheny County Sanitation Authority, (NPFG),
	5.00%, 12/1/19	254,235
2,000	Altoona City Authority Water Revenue, (FSA),
	5.25%, 11/1/19	2,223,960
		$3,000,770

Senior Living / Life Care — 1.5%
$390	Cliff House Trust, (AMT), 6.625%, 6/1/27(2)	$241,043
335	Crawford County Hospital Authority, (Wesbury United
	Methodist Community), 6.00%, 8/15/11	328,437
185	Lancaster County Hospital Authority, (Health Center-
	Willow Valley Retirement), 5.55%, 6/1/15	188,436
		$757,916

S e e	notes	to	financ ial	statem e nts
35

Eaton Vance Pennsylvania Limited Maturity Municipals Fund as o f M ar c h 31, 2009

PORTFOLIO OF INVESTMENTS CO N T ’ D

Principal Amount
(000’s omitted)	Security	Value
Transportation — 0.2%
$ 85 Erie Municipal Airport Authority, (AMT),
5.50%, 7/1/09		$84,851
		$84,851
Total Tax-Exempt Investments — 97.4%
(identified cost $48,820,081)		$49,596,234
Other Assets, Less Liabilities — 2.6%		$1,298,585
Net Assets — 100.0%		$50,894,819

Industry and sector classifications included in the Portfolio of Investments are unaudited.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp. FGIC - Financial Guaranty Insurance Company FSA - Financial Security Assurance, Inc.

NPFG - National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 71.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.1% to 30.7% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(2)	Security is in default with respect to scheduled principal payments.

S e e	notes	to	financ ial	statem e nts
36

Eaton Vance Limited Maturity Municipals Funds a s		o f M a r c h	3 1 ,	2 0 0 9

FINANCIAL STATEMENTS

S t a t e m e n t s o f A s s e t s a n d L i a b i l i t i e s

As of March 31, 2009

	California	Massachusetts		New Jersey
	Limited Fund	Limited Fund		Limited Fund

Assets
Investments —
Identified cost	$22,982,345	$59,294,004		$42,299,041
Unrealized appreciation (depreciation)	(556,142)	591,717		392,092

Investments, at value	$22,426,203	$59,885,721		$42,691,133
Cash	$83,138	$64,548		$74,423
Interest receivable	283,646	739,101		481,316
Receivable for Fund shares sold	33,000	27,573		47,520

Total assets	$22,825,987	$60,716,943		$43,294,392

Liabilities

Demand note payable	$—	$100,000		$100,000
Payable for variation margin on open financial futures contracts	30,000	42,812		50,250
Payable for Fund shares redeemed	—	54,613		83,291
Distributions payable	37,437	91,874		67,939
Payable to affiliates:
Investment adviser fee	7,223	26,672		16,953
Distribution and service fees	4,627	16,324		6,136
Accrued expenses	49,158	62,818		56,905

Total liabilities	$128,445	$395,113		$381,474

Net Assets	$22,697,542	$60,321,830		$42,912,918

Sources of Net Assets
Paid-in capital	$25,882,241	$64,225,300		$44,986,640
Accumulated net realized loss	(2,462,070)	(4,374,675)		(2,342,019)
Accumulated undistributed (distributions in excess of) net investment income	(25,722)	42,579		15,674
Net unrealized appreciation (depreciation)	(696,907)	428,626		252,623

Net Assets	$22,697,542	$60,321,830		$42,912,918

Class A Shares
Net Assets	$20,017,481	$46,856,774		$41,745,951
Shares Outstanding	2,154,111	4,900,455		4,396,707
Net Asset Value and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$9.29	$9.56		$9.49
Maximum Offering Price Per Share
(100 97.75 of net asset value per share)	$9.50	$9.78		$9.71

Class B Shares
Net Assets	$859,608	$853,931		$647,851
Shares Outstanding	92,819	89,360		68,198
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$9.26	$9.56		$9.50

Class C Shares
Net Assets	$1,820,453	$12,611,125		$519,116
Shares Outstanding	202,634	1,376,710		54,697
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$8.98	$9.16		$9.49

On sales of $100,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

S e e	notes	to	financ ial	statem e nts
37

On sales of $100,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Eaton Vance Limited Maturity Municipals Funds a s		o f M a r c h	3 1 ,	2 0 0 9

FINANCIAL STATEMENTS	CON T ’ D

S t a t e m e n t s o f A s s e t s a n d L i a b i l i t i e s

As of March 31, 2009

	New York	Ohio		Pennsylvania
	Limited Fund	Limited Fund		Limited Fund

Assets
Investments —
Identified cost	$87,946,528	$18,678,884		$48,820,081
Unrealized appreciation (depreciation)	(2,015,344)	387,893		776,153

Investments, at value	$85,931,184	$19,066,777		$49,596,234
Cash	$899,392	$1,300		$124,840
Interest receivable	1,310,244	257,378		623,014
Receivable for investments sold	—	—		750,000
Receivable for Fund shares sold	162,537	29,330		115,455
Other assets	—	19,459		—

Total assets	$88,303,357	$19,374,244		$51,209,543

Liabilities
Demand note payable	$—	$100,000		$—
Payable for variation margin on open financial futures contracts	67,625	8,438		34,250
Payable for Fund shares redeemed	48,491	9,660		105,076
Distributions payable	139,819	29,237		78,779
Payable to affiliates:
Investment adviser fee	27,389	6,137		21,127
Distribution and service fees	26,768	3,017		15,602
Accrued expenses	78,514	51,774		59,890

Total liabilities	$388,606	$208,263		$314,724

Net Assets	$87,914,751	$19,165,981		$50,894,819

Sources of Net Assets
Paid-in capital	$96,674,179	$20,174,835		$53,576,687
Accumulated net realized loss	(6,410,895)	(1,333,851)		(3,237,850)
Accumulated distributions in excess of net investment income	(44,011)	(23,283)		(53,831)
Net unrealized appreciation (depreciation)	(2,304,522)	348,280		609,813

Net Assets	$87,914,751	$19,165,981		$50,894,819

Class A Shares
Net Assets	$63,159,206	$18,306,804		$36,460,535
Shares Outstanding	6,616,146	1,989,700		3,752,867
Net Asset Value and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$9.55	$9.20		$9.72
Maximum Offering Price Per Share
(100 97.75 of net asset value per share)	$9.77	$9.41		$9.94

Class B Shares
Net Assets	$1,975,805	$187,416		$550,000
Shares Outstanding	207,105	20,425		56,613
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$9.54	$9.18		$9.72

Class C Shares
Net Assets	$22,779,740	$671,761		$13,884,284
Shares Outstanding	2,509,491	73,308		1,506,729
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$9.08	$9.16		$9.21

S e e	notes	to	financ ial	statem e nts
38

Eaton Vance Limited Maturity Municipals Funds a s		o f M a r c h	3 1 ,	2 0 0 9
FINANCIAL STATEMENTS	CON T ’ D
S t a t e m e n t s o f O p e r a t i o n s
For the Year Ended March 31, 2009
	California	Massachusetts		New Jersey
	Limited Fund	Limited Fund		Limited Fund
Investment Income
Interest	$1,526,534	$2,783,970		$1,926,845
Total investment income	$1,526,534	$2,783,970		$1,926,845

Expenses
Investment adviser fee	$140,139	$275,000		$183,876
Distribution and service fees
Class A	43,975	70,873		60,787
Class B	6,715	11,278		6,241
Class C	16,302	116,633		3,103
Trustees’ fees and expenses	1,566	2,657		1,987
Custodian fee	38,116	55,979		32,439
Transfer and dividend disbursing agent fees	13,217	27,712		20,677
Legal and accounting services	34,220	37,267		41,315
Printing and postage	5,552	11,750		7,756
Registration fees	3,036	2,058		1,681
Miscellaneous	15,569	17,592		17,017
Total expenses	$318,407	$628,799		$376,879
Deduct —
Reduction of custodian fee	$4,474	$4,578		$6,340
Total expense reductions	$4,474	$4,578		$6,340

Net expenses	$313,933	$624,221		$370,539

Net investment income	$1,212,601	$2,159,749		$1,556,306

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(485,922)	$78,983		$137,837
Financial futures contracts	(1,173,968)	(1,764,249)		(1,156,295)
Net realized loss	$(1,659,890)	$(1,685,266)		$(1,018,458)
Change in unrealized appreciation (depreciation) —
Investments	$(1,086,323)	$(1,173,524)		$(790,723)
Financial futures contracts	126,692	248,326		144,992
Net change in unrealized appreciation (depreciation)	$(959,631)	$(925,198)		$(645,731)

Net realized and unrealized loss	$(2,619,521)	$(2,610,464)		$(1,664,189)

Net decrease in net assets from operations	$(1,406,920)	$(450,715)		$(107,883)

S e e	notes	to	financ ial	statem e nts
39

Eaton Vance Limited Maturity Municipals Funds a s		o f M a r c h	3 1 ,	2 0 0 9
FINANCIAL STATEMENTS	CON T ’ D
S t a t e m e n t s o f O p e r a t i o n s
For the Year Ended March 31, 2009
	New York	Ohio		Pennsylvania
	Limited Fund	Limited Fund		Limited Fund
Investment Income
Interest	$4,354,808	$904,435		$2,537,874
Total investment income	$4,354,808	$904,435		$2,537,874

Expenses
Investment adviser fee	$402,634	$85,697		$235,037
Distribution and service fees
Class A	101,095	28,724		57,811
Class B	15,554	1,447		7,528
Class C	208,931	2,807		115,903
Trustees’ fees and expenses	3,691	1,217		2,339
Custodian fee	62,949	31,492		44,289
Transfer and dividend disbursing agent fees	41,937	12,060		27,360
Legal and accounting services	50,818	34,486		39,034
Printing and postage	13,341	3,002		10,391
Registration fees	3,962	2,733		1,968
Miscellaneous	23,248	13,897		14,353
Total expenses	$928,160	$217,562		$556,013
Deduct —
Reduction of custodian fee	$7,303	$3,129		$5,977
Total expense reductions	$7,303	$3,129		$5,977

Net expenses	$920,857	$214,433		$550,036

Net investment income	$3,433,951	$690,002		$1,987,838

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(182,210)	$104,490		$126,094
Financial futures contracts	(2,882,864)	(287,613)		(1,294,617)
Net realized loss	$(3,065,074)	$(183,123)		$(1,168,523)
Change in unrealized appreciation (depreciation) —
Investments	$(3,549,219)	$(312,566)		$(743,929)
Financial futures contracts	353,616	89,492		160,902
Net change in unrealized appreciation (depreciation)	$(3,195,603)	$(223,074)		$(583,027)

Net realized and unrealized loss	$(6,260,677)	$(406,197)		$(1,751,550)

Net increase (decrease) in net assets from operations	$(2,826,726)	$283,805		$236,288

S e e	notes	to	financ ial	statem e nts
40

Eaton Vance Limited Maturity Municipals Funds a s o f M a r c h			3 1 ,	2 0 0 9

FINANCIAL STATEMENTS	CON T ’ D

S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Year Ended March 31, 2009

	California	Massachusetts		New Jersey
	Limited Fund	Limited Fund		Limited Fund

Increase (Decrease) in Net Assets
From operations —
Net investment income	$1,212,601	$2,159,749		$1,556,306
Net realized loss from investment transactions and
financial futures contracts	(1,659,890)	(1,685,266)		(1,018,458)
Net change in unrealized appreciation (depreciation) from investments
and financial futures contracts	(959,631)	(925,198)		(645,731)
Net decrease in net assets from operations	$(1,406,920)	$(450,715)		$(107,883)
Distributions to shareholders —
From net investment income
Class A	$(1,154,391)	$(1,759,322)		$(1,566,533)
Class B	(24,016)	(36,864)		(21,357)
Class C	(57,793)	(384,049)		(10,635)
Total distributions to shareholders	$(1,236,200)	$(2,180,235)		$(1,598,525)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$3,984,258	$18,333,272		$15,722,875
Class B	539,587	589,942		452,095
Class C	805,254	2,274,534		712,065
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	601,551	1,160,179		951,726
Class B	9,345	25,695		14,394
Class C	19,124	250,969		7,384
Cost of shares redeemed
Class A	(18,931,650)	(21,217,161)		(16,399,535)
Class B	(60,142)	(248,539)		(69,515)
Class C	(297,771)	(2,352,902)		(329,870)
Net asset value of shares exchanged
Class A	173,098	1,087,537		523,381
Class B	(173,098)	(1,087,537)		(523,381)
Net increase (decrease) in net assets from Fund share transactions	$(13,330,444)	$(1,184,011)		$1,061,619

Net decrease in net assets	$(15,973,564)	$(3,814,961)		$(644,789)

Net Assets
At beginning of year	$38,671,106	$64,136,791		$43,557,707
At end of year	$22,697,542	$60,321,830		$42,912,918

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets

At end of year	$(25,722)	$42,579		$15,674

S e e	notes	to	financ ial	statem e nts
41

Eaton Vance Limited Maturity Municipals Funds a s		o f M a r c h	3 1 ,	2 0 0 9

FINANCIAL STATEMENTS	CON T ’ D

S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Year Ended March 31, 2009

	New York	Ohio		Pennsylvania
	Limited Fund	Limited Fund		Limited Fund

Increase (Decrease) in Net Assets
From operations —
Net investment income	$3,433,951	$690,002		$1,987,838
Net realized loss from investment transactions and
financial futures contracts	(3,065,074)	(183,123)		(1,168,523)
Net change in unrealized appreciation (depreciation) from investments
and financial futures contracts	(3,195,603)	(223,074)		(583,027)
Net increase (decrease) in net assets from operations	$(2,826,726)	$283,805		$236,288
Distributions to shareholders —
From net investment income
Class A	$(2,704,516)	$(718,193)		$(1,533,981)
Class B	(55,791)	(4,801)		(26,780)
Class C	(753,275)	(9,519)		(413,985)
Total distributions to shareholders	$(3,513,582)	$(732,513)		$(1,974,746)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$13,356,546	$4,662,225		$10,073,900
Class B	1,320,383	202,089		370,834
Class C	7,388,421	685,906		3,305,521
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,979,581	327,121		778,812
Class B	30,351	4,044		17,859
Class C	448,913	7,785		158,792
Cost of shares redeemed
Class A	(19,790,596)	(5,685,271)		(13,033,002)
Class B	(489,656)	(72,667)		(270,844)
Class C	(7,250,841)	(152,004)		(2,625,503)
Net asset value of shares exchanged
Class A	795,658	50,928		702,719
Class B	(795,658)	(50,928)		(702,719)
Net decrease in net assets from Fund share transactions	$(3,006,898)	$(20,772)		$(1,223,631)

Net decrease in net assets	$(9,347,206)	$(469,480)		$(2,962,089)

Net Assets
At beginning of year	$97,261,957	$19,635,461		$53,856,908
At end of year	$87,914,751	$19,165,981		$50,894,819

Accumulated distributions
in excess of net investment
income included in net assets
At end of year	$(44,011)	$(23,283)		$(53,831)

S e e	notes	to	financ ial	statem e nts
42

Eaton Vance Limited Maturity Municipals Funds a s		o f M a r c h	3 1 ,	2 0 0 9

FINANCIAL STATEMENTS	CON T ’ D

S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Year Ended March 31, 2008

	California	Massachusetts		New Jersey
	Limited Fund	Limited Fund		Limited Fund

Increase (Decrease) in Net Assets
From operations —
Net investment income	$1,467,505	$2,213,543		$1,469,932
Net realized loss from investment transactions and
financial futures contracts	(101,375)	(465,868)		(131,214)
Net change in unrealized appreciation (depreciation) from investments
and financial futures contracts	(1,319,205)	(1,079,766)		(1,121,252)
Net increase in net assets from operations	$46,925	$667,909		$217,466
Distributions to shareholders —
From net investment income
Class A	$(1,426,343)	$(1,721,662)		$(1,458,404)
Class B	(18,806)	(70,611)		(54,327)
Class C	(22,929)	(393,990)		(2,024)
Total distributions to shareholders	$(1,468,078)	$(2,186,263)		$(1,514,755)
Proceeds from sale of shares
Class A	$20,742,539	$16,293,882		$11,940,718
Class B	444,388	183,836		117,531
Class C	1,801,390	1,411,574		143,200
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	600,333	1,106,021		935,605
Class B	9,381	43,685		36,344
Class C	8,566	266,858		1,856
Cost of shares redeemed
Class A	(19,746,067)	(13,725,522)		(7,653,821)
Class B	(164,557)	(507,396)		(574,169)
Class C	(872,889)	(2,505,608)		—
Net asset value of shares exchanged
Class A	431,354	1,683,508		1,605,600
Class B	(431,354)	(1,683,508)		(1,605,600)
Net increase in net assets from Fund share transactions	$2,823,084	$2,567,330		$4,947,264

Net increase in net assets	$1,401,931	$1,048,976		$3,649,975

Net Assets
At beginning of year	$37,269,175	$63,087,815		$39,907,732
At end of year	$38,671,106	$64,136,791		$43,557,707

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets

At end of year	$1,251	$(23,794)		$39,338

S e e	notes	to	financ ial	statem e nts
43

Eaton Vance Limited Maturity Municipals Funds a s		o f M a r c h	3 1 ,	2 0 0 9

FINANCIAL STATEMENTS	CON T ’ D

S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Year Ended March 31, 2008

	New York	Ohio		Pennsylvania
	Limited Fund	Limited Fund		Limited Fund

Increase (Decrease) in Net Assets
From operations —
Net investment income	$3,512,447	$731,584		$1,925,052
Net realized loss from investment transactions and
financial futures contracts	(1,046,806)	(222,125)		(413,650)
Net change in unrealized appreciation (depreciation) from investments
and financial futures contracts	(2,759,079)	(326,181)		(1,243,685)
Net increase (decrease) in net assets from operations	$(293,438)	$183,278		$267,717
Distributions to shareholders —
From net investment income
Class A	$(2,705,598)	$(726,581)		$(1,445,100)
Class B	(80,066)	(6,264)		(66,605)
Class C	(676,008)	(873)		(427,188)
Total distributions to shareholders	$(3,461,672)	$(733,718)		$(1,938,893)
Proceeds from sale of shares
Class A	$19,329,482	$4,366,922		$10,024,969
Class B	636,460	36,226		34,597
Class C	6,974,414	174,171		2,925,390
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,004,730	370,938		763,476
Class B	52,062	4,975		41,261
Class C	398,652	724		174,325
Cost of shares redeemed
Class A	(22,068,992)	(4,263,125)		(6,340,021)
Class B	(322,284)	(45,204)		(580,890)
Class C	(4,799,890)	(42,882)		(3,436,892)
Net asset value of shares exchanged
Class A	2,706,622	318,329		1,987,242
Class B	(2,706,622)	(318,329)		(1,987,242)
Net increase in net assets from Fund share transactions	$2,204,634	$602,745		$3,606,215
Net increase (decrease) in net assets	$(1,550,476)	$52,305		$1,935,039

Net Assets
At beginning of year	$98,812,433	$19,583,156		$51,921,869
At end of year	$97,261,957	$19,635,461		$53,856,908

Distributions in excess
of net investment income
included in net assets

At end of year	$(9,204)	$(510)		$(62,135)

S e e	notes	to	financ ial	statem e nts
44

Eaton Vance Limited Maturity Municipals Funds a s o f					M a r c h	3 1 ,	2 0 0 9
FINANCIAL STATEMENTS	CON T ’ D
F i n a n c i a l H i g h l i g h t s

		California Limited Fund — Class A
				Year Ended March 31,
	2009	2008		2007	2006		2005
Net asset value — Beginning of year	$10.030	$10.410		$10.330	$10.290		$10.560

Income (Loss) From Operations
Net investment income(1)	$0.376	$0.381		$0.378	$0.377		$0.377
Net realized and unrealized gain (loss)	(0.734)	(0.380)		0.082	0.036		(0.274)
Total income (loss) from operations	$(0.358)	$0.001		$0.460	$0.413		$0.103

Less Distributions
From net investment income	$(0.382)	$(0.381)		$(0.380)	$(0.373)		$(0.373)
Total distributions	$(0.382)	$(0.381)		$(0.380)	$(0.373)		$(0.373)
Net asset value — End of year	$9.290	$10.030		$10.410	$10.330		$10.290
Total Return(2)	(3.67)%	0.00	%(3)	4.52%	4.06%		0.99%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$20,017	$36,615		$35,937	$33,830		$31,555
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.94%	0.85%		0.93%	0.86%		0.90	%(4)
Expenses after custodian fee reduction	0.93%	0.82%		0.90%	0.84%		0.89	%(4)
Net investment income	3.87%	3.70%		3.65%	3.64%		3.62%
Portfolio Turnover of the Portfolio	—	—		—	—		13	%(5)
Portfolio Turnover of the Fund	7%	55%		32%	28%		13%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Amount is less than 0.01%.
(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	notes	to	financ ial	statem e nts
45

Eaton Vance Limited Maturity Municipals Funds a s o f				M a r c h	3 1 ,	2 0 0 9
FINANCIAL STATEMENTS	CON T ’ D
F i n a n c i a l H i g h l i g h t s

		California Limited Fund — Class B
			Year Ended March 31,
	2009	2008	2007	2006		2005
Net asset value — Beginning of year	$10.000	$10.370	$10.300	$10.260		$10.520

Income (Loss) From Operations
Net investment income(1)	$0.299	$0.304	$0.303	$0.298		$0.301
Net realized and unrealized gain (loss)	(0.733)	(0.372)	0.068	0.035		(0.268)
Total income (loss) from operations	$(0.434)	$(0.068)	$0.371	$0.333		$0.033

Less Distributions
From net investment income	$(0.306)	$(0.302)	$(0.301)	$(0.293)		$(0.293)
Total distributions	$(0.306)	$(0.302)	$(0.301)	$(0.293)		$(0.293)
Net asset value — End of year	$9.260	$10.000	$10.370	$10.300		$10.260
Total Return(2)	(4.42)%	(0.68)%	3.64%	3.28%		0.31%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$860	$607	$770	$2,687		$3,837
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.70%	1.60%	1.68%	1.61%		1.65	%(3)
Expenses after custodian fee reduction	1.68%	1.57%	1.65%	1.59%		1.64	%(3)
Net investment income	3.14%	2.96%	2.94%	2.89%		2.90%
Portfolio Turnover of the Portfolio	—	—	—	—		13	%(4)
Portfolio Turnover of the Fund	7%	55%	32%	28%		13%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	notes	to	financ ial	statem e nts
46

Eaton Vance Limited Maturity Municipals Funds a s o f M a r c h					3 1 ,	2 0 0 9
FINANCIAL STATEMENTS CON T ’ D
F i n a n c i a l H i g h l i g h t s

			California Limited Fund — Class C
		Year Ended March 31,			Period Ended
	2009	2008	2007	2006	March 31, 2005(1)
Net asset value — Beginning of period	$9.690	$10.050	$9.980	$9.950	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.290	$0.294	$0.280	$0.282		$0.002
Net realized and unrealized gain (loss)	(0.703)	(0.361)	0.082	0.034		(0.052)
Total income (loss) from operations	$(0.413)	$(0.067)	$0.362	$0.316	$(0.050)

Less Distributions
From net investment income	$(0.297)	$(0.293)	$(0.292)	$(0.286)		$—
Total distributions	$(0.297)	$(0.293)	$(0.292)	$(0.286)		$—
Net asset value — End of period	$8.980	$9.690	$10.050	$9.980		$9.950
Total Return(3)	(4.35)%	(0.69)%	3.67%	3.15%		(0.01	)%(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,820	$1,449	$562	$22		$10
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.70%	1.60%	1.68%	1.61%		0.00%(4)(5)
Expenses after custodian fee reduction	1.68%	1.57%	1.65%	1.59%		—
Net investment income	3.12%	2.96%	2.78%	2.83%		0.00%(4)(5)
Portfolio Turnover	7%	55%	32%	28%		13	%(6)

(1)	For the period from the commencement of offering of Class C shares, March 23, 2005, to March 31, 2005.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Annualized.
(5)	Amount is less than 0.01%.
(6)	For the Fund’s year ended March 31, 2005.
(7)	Not annualized.

S e e	notes	to	financ ial	statem e nts
47

Eaton Vance Limited Maturity Municipals Funds a s o f				M a r c h	3 1 ,	2 0 0 9
FINANCIAL STATEMENTS	CON T ’ D
F i n a n c i a l H i g h l i g h t s

		Massachusetts Limited Fund — Class A
			Year Ended March 31,
	2009	2008	2007	2006		2005
Net asset value — Beginning of year	$9.970	$10.200	$10.110	$10.180		$10.460

Income (Loss) From Operations
Net investment income(1)	$0.360	$0.371	$0.372	$0.367		$0.370
Net realized and unrealized gain (loss)	(0.407)	(0.231)	0.092	(0.074)		(0.287)
Total income (loss) from operations	$(0.047)	$0.140	$0.464	$0.293		$0.083

Less Distributions
From net investment income	$(0.363)	$(0.370)	$(0.374)	$(0.363)		$(0.363)
Total distributions	$(0.363)	$(0.370)	$(0.374)	$(0.363)		$(0.363)
Net asset value — End of year	$9.560	$9.970	$10.200	$10.110		$10.180
Total Return(2)	(0.50)%	1.39%	4.66%	2.90%		0.79%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,857	$49,514	$45,300	$47,407		$48,901
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.85%	0.84%	0.84%	0.82%		0.82	%(3)
Expenses after custodian fee reduction	0.84%	0.83%	0.82%	0.81%		0.81	%(3)
Net investment income	3.69%	3.67%	3.65%	3.59%		3.59%
Portfolio Turnover of the Portfolio	—	—	—	—		13	%(4)
Portfolio Turnover of the Fund	16%	14%	14%	7%		7%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	notes	to	financ ial	statem e nts
48

Eaton Vance Limited Maturity Municipals Funds a s o f				M a r c h	3 1 ,	2 0 0 9
FINANCIAL STATEMENTS	CON T ’ D
F i n a n c i a l H i g h l i g h t s

		Massachusetts Limited Fund — Class B
			Year Ended March 31,
	2009	2008	2007	2006		2005
Net asset value — Beginning of year	$9.960	$10.200	$10.110	$10.170		$10.450

Income (Loss) From Operations
Net investment income(1)	$0.288	$0.297	$0.295	$0.289		$0.292
Net realized and unrealized gain (loss)	(0.399)	(0.244)	0.092	(0.066)		(0.289)
Total income (loss) from operations	$(0.111)	$0.053	$0.387	$0.223		$0.003

Less Distributions
From net investment income	$(0.289)	$(0.293)	$(0.297)	$(0.283)		$(0.283)
Total distributions	$(0.289)	$(0.293)	$(0.297)	$(0.283)		$(0.283)
Net asset value — End of year	$9.560	$9.960	$10.200	$10.110		$10.170
Total Return(2)	(1.15)%	0.52%	3.87%	2.20%		0.02%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$854	$1,628	$3,648	$7,234		$10,350
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.60%	1.60%	1.59%	1.57%		1.57	%(3)
Expenses after custodian fee reduction	1.59%	1.58%	1.57%	1.56%		1.56	%(3)
Net investment income	2.94%	2.94%	2.91%	2.83%		2.83%
Portfolio Turnover of the Portfolio	—	—	—	—		13	%(4)
Portfolio Turnover of the Fund	16%	14%	14%	7%		7%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	notes	to	financ ial	statem e nts
49

Eaton Vance Limited Maturity Municipals Funds a s o f				M a r c h	3 1 ,	2 0 0 9
FINANCIAL STATEMENTS	CON T ’ D
F i n a n c i a l H i g h l i g h t s

		Massachusetts Limited Fund — Class C
			Year Ended March 31,
	2009	2008	2007	2006		2005
Net asset value — Beginning of year	$9.550	$9.770	$9.690	$9.740		$10.020

Income (Loss) From Operations
Net investment income(1)	$0.274	$0.284	$0.284	$0.278		$0.280
Net realized and unrealized gain (loss)	(0.387)	(0.223)	0.081	(0.057)		(0.287)
Total income (loss) from operations	$(0.113)	$0.061	$0.365	$0.221		$(0.007)

Less Distributions
From net investment income	$(0.277)	$(0.281)	$(0.285)	$(0.271)		$(0.273)
Total distributions	$(0.277)	$(0.281)	$(0.285)	$(0.271)		$(0.273)
Net asset value — End of year	$9.160	$9.550	$9.770	$9.690		$9.740
Total Return(2)	(1.22)%	0.63%	3.81%	2.28%		(0.14	)%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,611	$12,995	$14,139	$19,901		$27,589
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.60%	1.60%	1.59%	1.57%		1.57	%(4)
Expenses after custodian fee reduction	1.59%	1.58%	1.57%	1.56%		1.56	%(4)
Net investment income	2.93%	2.93%	2.91%	2.84%		2.83%
Portfolio Turnover of the Portfolio	—	—	—	—		13	%(5)
Portfolio Turnover of the Fund	16%	14%	14%	7%		7%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total return reflects a decrease of 0.05% due to a change in the timing of the payment and reinvestment of distributions.
(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	notes	to	financ ial	statem e nts
50

Eaton Vance Limited Maturity Municipals Funds a s o f				M a r c h	3 1 ,	2 0 0 9
FINANCIAL STATEMENTS	CON T ’ D
F i n a n c i a l H i g h l i g h t s

		New Jersey Limited Fund — Class A
			Year Ended March 31,
	2009	2008	2007	2006		2005
Net asset value — Beginning of year	$9.900	$10.210	$10.110	$10.100		$10.360

Income (Loss) From Operations
Net investment income(1)	$0.363	$0.372	$0.392	$0.371		$0.366
Net realized and unrealized gain (loss)	(0.401)	(0.298)	0.083	0.001		(0.266)
Total income (loss) from operations	$(0.038)	$0.074	$0.475	$0.372		$0.100

Less Distributions
From net investment income	$(0.372)	$(0.384)	$(0.375)	$(0.362)		$(0.360)
Total distributions	$(0.372)	$(0.384)	$(0.375)	$(0.362)		$(0.360)
Net asset value — End of year	$9.490	$9.900	$10.210	$10.110		$10.100
Total Return(2)	(0.39)%	0.74%	4.76%	3.74%		0.98%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$41,746	$42,612	$37,031	$37,080		$43,424
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.89%	0.91%	0.91%	0.88%		0.87	%(3)
Interest and fee expense(4)	—	0.02%	—	—		—
Expenses before custodian fee reduction	0.89%	0.93%	0.91%	0.88%		0.87	%(3)
Expenses after custodian fee reduction	0.87%	0.88%	0.90%	0.87%		0.86	%(3)
Net investment income	3.76%	3.69%	3.85%	3.66%		3.59%
Portfolio Turnover of the Portfolio	—	—	—	—		11	%(5)
Portfolio Turnover of the Fund	23%	12%	18%	25%		14%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	notes	to	financ ial	statem e nts
51

Eaton Vance Limited Maturity Municipals Funds a s o f				M a r c h	3 1 ,	2 0 0 9
FINANCIAL STATEMENTS	CON T ’ D
F i n a n c i a l H i g h l i g h t s

		New Jersey Limited Fund — Class B
			Year Ended March 31,
	2009	2008	2007	2006		2005
Net asset value — Beginning of year	$9.900	$10.210	$10.100	$10.100		$10.350

Income (Loss) From Operations
Net investment income(1)	$0.291	$0.302	$0.316	$0.294		$0.290
Net realized and unrealized gain (loss)	(0.393)	(0.305)	0.093	(0.009)		(0.260)
Total income (loss) from operations	$(0.102)	$(0.003)	$0.409	$0.285		$0.030

Less Distributions
From net investment income	$(0.298)	$(0.307)	$(0.299)	$(0.285)		$(0.280)
Total distributions	$(0.298)	$(0.307)	$(0.299)	$(0.285)		$(0.280)
Net asset value — End of year	$9.500	$9.900	$10.210	$10.100		$10.100
Total Return(2)	(1.05)%	(0.03)%	4.09%	2.85%		0.30%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$648	$801	$2,875	$5,992		$8,851
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.64%	1.66%	1.66%	1.63%		1.62	%(3)
Interest and fee expense(4)	—	0.02%	—	—		—
Expenses before custodian fee reduction	1.64%	1.68%	1.66%	1.63%		1.62	%(3)
Expenses after custodian fee reduction	1.62%	1.64%	1.65%	1.62%		1.61	%(3)
Net investment income	3.01%	2.99%	3.11%	2.91%		2.84%
Portfolio Turnover of the Portfolio	—	—	—	—		11	%(5)
Portfolio Turnover of the Fund	23%	12%	18%	25%		14%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	notes	to	financ ial	statem e nts
52

Eaton Vance Limited Maturity Municipals Funds a s o f M a r c h			3 1 , 2 0 0 9
FINANCIAL STATEMENTS	CON T ’ D
F i n a n c i a l H i g h l i g h t s

		New Jersey Limited Fund — Class C
	Year Ended March 31,		Period Ended
	2009	2008	March 31, 2007(1)
Net asset value — Beginning of period	$9.910	$10.210	$10.110

Income (Loss) From Operations
Net investment income(2)	$0.291	$0.289	$0.210
Net realized and unrealized gain (loss)	(0.412)	(0.282)	0.089
Total income (loss) from operations	$(0.121)	$0.007	$0.299

Less Distributions
From net investment income	$(0.299)	$(0.307)	$(0.199)
Total distributions	$(0.299)	$(0.307)	$(0.199)
Net asset value — End of period	$9.490	$9.910	$10.210
Total Return(3)	(1.24)%	0.08%	2.84	%(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$519	$144	$1
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.64%	1.64%	1.63	%(4)
Interest and fee expense(5)	—	0.02%	—
Expenses before custodian fee reduction	1.64%	1.66%	1.63	%(4)
Expenses after custodian fee reduction	1.62%	1.61%	1.62	%(4)
Net investment income	3.03%	2.87%	3.09	%(4)
Portfolio Turnover	23%	12%	18	%(6)

(1)	For the period from the commencement of offering of Class C shares, August 1, 2006, to March 31, 2007.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Annualized.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(6)	For the Fund’s year ended March 31, 2007.
(7)	Not annualized.

S e e	notes	to	financ ial	statem e nts
53

Eaton Vance Limited Maturity Municipals Funds a s o f				M a r c h	3 1 ,	2 0 0 9
FINANCIAL STATEMENTS	CON T ’ D
F i n a n c i a l H i g h l i g h t s

		New York Limited Fund — Class A
			Year Ended March 31,
	2009	2008	2007	2006		2005
Net asset value — Beginning of year	$10.200	$10.600	$10.480	$10.540		$10.850

Income (Loss) From Operations
Net investment income(1)	$0.387	$0.402	$0.395	$0.388		$0.394
Net realized and unrealized gain (loss)	(0.642)	(0.405)	0.118	(0.059)		(0.315)
Total income (loss) from operations	$(0.255)	$(0.003)	$0.513	$0.329		$0.079

Less Distributions
From net investment income	$(0.395)	$(0.397)	$(0.393)	$(0.389)		$(0.389)
Total distributions	$(0.395)	$(0.397)	$(0.393)	$(0.389)		$(0.389)
Net asset value — End of year	$9.550	$10.200	$10.600	$10.480		$10.540
Total Return(2)	(2.56)%	(0.03)%	4.97%	3.15%		0.73%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$63,159	$71,401	$72,201	$59,546		$62,843
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.80%	0.82%	0.82%	0.82%		0.80	%(3)
Interest and fee expense(4)	—	0.01%	0.02%	—		—
Expenses before custodian fee reduction	0.80%	0.83%	0.84%	0.82%		0.80	%(3)
Expenses after custodian fee reduction	0.79%	0.81%	0.81%	0.81%		0.80	%(3)
Net investment income	3.92%	3.85%	3.73%	3.67%		3.69%
Portfolio Turnover of the Portfolio	—	—	—	—		7	%(5)
Portfolio Turnover of the Fund	22%	14%	22%	22%		12%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	notes	to	financ ial	statem e nts
54

Eaton Vance Limited Maturity Municipals Funds a s o f				M a r c h	3 1 ,	2 0 0 9
FINANCIAL STATEMENTS	CON T ’ D
F i n a n c i a l H i g h l i g h t s

		New York Limited Fund — Class B
			Year Ended March 31,
	2009	2008	2007	2006		2005
Net asset value — Beginning of year	$10.190	$10.590	$10.470	$10.530		$10.840

Income (Loss) From Operations
Net investment income(1)	$0.312	$0.324	$0.317	$0.308		$0.314
Net realized and unrealized gain (loss)	(0.643)	(0.406)	0.117	(0.061)		(0.317)
Total income (loss) from operations	$(0.331)	$(0.082)	$0.434	$0.247		$(0.003)

Less Distributions
From net investment income	$(0.319)	$(0.318)	$(0.314)	$(0.307)		$(0.307)
Total distributions	$(0.319)	$(0.318)	$(0.314)	$(0.307)		$(0.307)
Net asset value — End of year	$9.540	$10.190	$10.590	$10.470		$10.530
Total Return(2)	(3.31)%	(0.79)%	4.19%	2.36%		(0.03)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,976	$2,017	$4,457	$8,978		$12,518
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.55%	1.57%	1.56%	1.57%		1.55	%(3)
Interest and fee expense(4)	—	0.01%	0.02%	—		—
Expenses before custodian fee reduction	1.55%	1.58%	1.58%	1.57%		1.55	%(3)
Expenses after custodian fee reduction	1.54%	1.56%	1.57%	1.56%		1.55	%(3)
Net investment income	3.17%	3.10%	3.00%	2.92%		2.94%
Portfolio Turnover of the Portfolio	—	—	—	—		7	%(5)
Portfolio Turnover of the Fund	22%	14%	22%	22%		12%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	notes	to	financ ial	statem e nts
55

Eaton Vance Limited Maturity Municipals Funds a s o f				M a r c h	3 1 ,	2 0 0 9
FINANCIAL STATEMENTS	CON T ’ D
F i n a n c i a l H i g h l i g h t s

		New York Limited Fund — Class C
			Year Ended March 31,
	2009	2008	2007	2006		2005
Net asset value — Beginning of year	$9.690	$10.070	$9.960	$10.020		$10.310

Income (Loss) From Operations
Net investment income(1)	$0.297	$0.308	$0.301	$0.294		$0.299
Net realized and unrealized gain (loss)	(0.603)	(0.385)	0.107	(0.062)		(0.299)
Total income (loss) from operations	$(0.306)	$(0.077)	$0.408	$0.232		$—

Less Distributions
From net investment income	$(0.304)	$(0.303)	$(0.298)	$(0.292)		$(0.290)
Total distributions	$(0.304)	$(0.303)	$(0.298)	$(0.292)		$(0.290)
Net asset value — End of year	$9.080	$9.690	$10.070	$9.960		$10.020
Total Return(2)	(3.22)%	(0.78)%	4.14%	2.32%		(0.07	)%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,780	$23,844	$22,155	$26,477		$36,837
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.55%	1.57%	1.56%	1.57%		1.55	%(4)
Interest and fee expense(5)	—	0.01%	0.02%	—		—
Expenses before custodian fee reduction	1.55%	1.58%	1.58%	1.57%		1.55	%(4)
Expenses after custodian fee reduction	1.55%	1.56%	1.57%	1.56%		1.55	%(4)
Net investment income	3.17%	3.10%	3.00%	2.92%		2.94%
Portfolio Turnover of the Portfolio	—	—	—	—		7	%(6)
Portfolio Turnover of the Fund	22%	14%	22%	22%		12%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total return reflects a decrease of 0.06% due to a change in the timing of the payment and reinvestment of distributions.
(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	notes	to	financ ial	statem e nts
56

Eaton Vance Limited Maturity Municipals Funds a s o f				M a r c h	3 1 ,	2 0 0 9
FINANCIAL STATEMENTS	CON T ’ D
F i n a n c i a l H i g h l i g h t s

			Ohio Limited Fund — Class A
			Year Ended March 31,
	2009	2008	2007	2006		2005
Net asset value — Beginning of year	$9.420	$9.680	$9.620	$9.740		$10.020

Income (Loss) From Operations
Net investment income(1)	$0.327	$0.350	$0.349	$0.346		$0.363
Net realized and unrealized gain (loss)	(0.199)	(0.259)	0.061	(0.104)		(0.293)
Total income from operations	$0.128	$0.091	$0.410	$0.242		$0.070

Less Distributions
From net investment income	$(0.348)	$(0.351)	$(0.350)	$(0.362)		$(0.350)
Total distributions	$(0.348)	$(0.351)	$(0.350)	$(0.362)		$(0.350)
Net asset value — End of year	$9.20	$9.420	$9.680	$9.620		$9.740
Total Return(2)	1.26%	0.96%	4.33%	2.50%		0.70%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$18,307	$19,394	$19,144	$17,286		$16,783
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.09%	1.02%	1.03%	1.04%		1.05	%(3)
Expenses after custodian fee reduction	1.07%	1.00%	0.99%	1.02%		1.04	%(3)
Net investment income	3.52%	3.65%	3.60%	3.55%		3.68%
Portfolio Turnover of the Portfolio	—	—	—	—		6	%(4)
Portfolio Turnover of the Fund	9%	13%	10%	13%		7%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	notes	to	financ ial	statem e nts
57

Eaton Vance Limited Maturity Municipals Funds a s o f				M a r c h	3 1 ,	2 0 0 9
FINANCIAL STATEMENTS	CON T ’ D
F i n a n c i a l H i g h l i g h t s

			Ohio Limited Fund — Class B
			Year Ended March 31,
	2009	2008	2007	2006		2005
Net asset value — Beginning of year	$9.410	$9.670	$9.610	$9.730		$10.010

Income (Loss) From Operations
Net investment income(1)	$0.256	$0.280	$0.278	$0.274		$0.289
Net realized and unrealized gain (loss)	(0.210)	(0.262)	0.059	(0.109)		(0.294)
Total income (loss) from operations	$0.046	$0.018	$0.337	$0.165		$(0.005)

Less Distributions
From net investment income	$(0.276)	$(0.278)	$(0.277)	$(0.285)		$(0.275)
Total distributions	$(0.276)	$(0.278)	$(0.277)	$(0.285)		$(0.275)
Net asset value — End of year	$9.180	$9.410	$9.670	$9.610		$9.730
Total Return(2)	0.39%	0.19%	3.56%	1.73%		(0.05)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$187	$111	$438	$880		$2,159
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.84%	1.77%	1.78%	1.79%		1.80	%(3)
Expenses after custodian fee reduction	1.82%	1.75%	1.74%	1.77%		1.79	%(3)
Net investment income	2.77%	2.92%	2.88%	2.81%		2.94%
Portfolio Turnover of the Portfolio	—	—	—	—		6	%(4)
Portfolio Turnover of the Fund	9%	13%	10%	13%		7%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	notes	to	financ ial	statem e nts
58

Eaton Vance Limited Maturity Municipals Funds a s o f M a r c h			3 1 , 2 0 0 9
FINANCIAL STATEMENTS	CON T ’ D
F i n a n c i a l H i g h l i g h t s

		Ohio Limited Fund — Class C
	Year Ended March 31,		Period Ended
	2009	2008	March 31, 2007(1)
Net asset value — Beginning of period	$9.400	$9.670	$9.600

Income (Loss) From Operations
Net investment income(2)	$0.254	$0.274	$0.182
Net realized and unrealized gain (loss)	(0.218)	(0.266)	0.072
Total income from operations	$0.036	$0.008	$0.254

Less Distributions
From net investment income	$(0.276)	$(0.278)	$(0.184)
Total distributions	$(0.276)	$(0.278)	$(0.184)
Net asset value — End of period	$9.160	$9.400	$9.670
Total Return(3)	0.39%	0.08%	2.53	%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$672	$131	$1
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.83%	1.77%	1.78	%(4)
Expenses after custodian fee reduction	1.83%	1.75%	1.74	%(4)
Net investment income	2.77%	2.88%	2.81	%(4)
Portfolio Turnover	9%	13%	10	%(5)

(1)	For the period from the commencement of offering of Class C shares, August 1, 2006, to March 31, 2007.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Annualized.
(5)	For the Fund’s year ended March 31, 2007.
(6)	Not annualized.

S e e	notes	to	financ ial	statem e nts
59

Eaton Vance Limited Maturity Municipals Funds a s o f				M a r c h	3 1 ,	2 0 0 9
FINANCIAL STATEMENTS	CON T ’ D
F i n a n c i a l H i g h l i g h t s

		Pennsylvania Limited Fund — Class A
			Year Ended March 31,
	2009	2008	2007	2006		2005
Net asset value — Beginning of year	$10.030	$10.360	$10.270	$10.280		$10.550

Income (Loss) From Operations
Net investment income(1)	$0.393	$0.393	$0.396	$0.394		$0.402
Net realized and unrealized gain (loss)	(0.313)	(0.327)	0.087	(0.004)		(0.272)
Total income from operations	$0.080	$0.066	$0.483	$0.390		$0.130

Less Distributions
From net investment income	$(0.390)	$(0.396)	$(0.393)	$(0.400)		$(0.400)
Total distributions	$(0.390)	$(0.396)	$(0.393)	$(0.400)		$(0.400)
Net asset value — End of year	$9.720	$10.030	$10.360	$10.270		$10.280
Total Return(2)	0.83%	0.64%	4.78%	3.84%		1.25%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$36,461	$39,272	$33,998	$34,592		$33,611
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.87%	0.88%	0.88%	0.87%		0.88	%(3)
Expenses after custodian fee reduction	0.86%	0.85%	0.86%	0.85%		0.87	%(3)
Net investment income	4.00%	3.84%	3.83%	3.82%		3.86%
Portfolio Turnover of the Portfolio	—	—	—	—		0	%(4)
Portfolio Turnover of the Fund	19%	12%	11%	22%		6%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	notes	to	financ ial	statem e nts
60

Eaton Vance Limited Maturity Municipals Funds a s o f				M a r c h	3 1 ,	2 0 0 9
FINANCIAL STATEMENTS	CON T ’ D
F i n a n c i a l H i g h l i g h t s

		Pennsylvania Limited Fund — Class B
			Year Ended March 31,
	2009	2008	2007	2006		2005
Net asset value — Beginning of year	$10.030	$10.360	$10.270	$10.280		$10.550

Income (Loss) From Operations
Net investment income(1)	$0.319	$0.318	$0.319	$0.317		$0.323
Net realized and unrealized gain (loss)	(0.314)	(0.329)	0.087	(0.005)		(0.273)
Total income (loss) from operations	$0.005	$(0.011)	$0.406	$0.312		$0.050

Less Distributions
From net investment income	$(0.315)	$(0.319)	$(0.316)	$(0.322)		$(0.320)
Total distributions	$(0.315)	$(0.319)	$(0.316)	$(0.322)		$(0.320)
Net asset value — End of year	$9.720	$10.030	$10.360	$10.270		$10.280
Total Return(2)	0.06%	(0.11)%	4.01%	3.06%		0.48%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$550	$1,159	$3,714	$6,962		$8,957
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.62%	1.63%	1.63%	1.62%		1.63	%(3)
Expenses after custodian fee reduction	1.61%	1.60%	1.61%	1.60%		1.62	%(3)
Net investment income	3.25%	3.10%	3.08%	3.07%		3.11%
Portfolio Turnover of the Portfolio	—	—	—	—		0	%(4)
Portfolio Turnover of the Fund	19%	12%	11%	22%		6%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	notes	to	financ ial	statem e nts
61

Eaton Vance Limited Maturity Municipals Funds a s o f				M a r c h	3 1 ,	2 0 0 9
FINANCIAL STATEMENTS	CON T ’ D
F i n a n c i a l H i g h l i g h t s

		Pennsylvania Limited Fund — Class C
			Year Ended March 31,
	2009	2008	2007	2006		2005
Net asset value — Beginning of year	$9.510	$9.820	$9.740	$9.750		$10.000

Income (Loss) From Operations
Net investment income(1)	$0.303	$0.301	$0.302	$0.300		$0.307
Net realized and unrealized gain (loss)	(0.304)	(0.308)	0.078	(0.006)		(0.257)
Total income (loss) from operations	$(0.001)	$(0.007)	$0.380	$0.294		$0.050

Less Distributions
From net investment income	$(0.299)	$(0.303)	$(0.300)	$(0.304)		$(0.300)
Total distributions	$(0.299)	$(0.303)	$(0.300)	$(0.304)		$(0.300)
Net asset value — End of year	$9.210	$9.510	$9.820	$9.740		$9.750
Total Return(2)	(0.01)%	(0.08)%	3.95%	3.05%		0.44	%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$13,884	$13,427	$14,209	$15,894		$16,670
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.62%	1.63%	1.63%	1.62%		1.63	%(4)
Expenses after custodian fee reduction	1.61%	1.60%	1.61%	1.60%		1.62	%(4)
Net investment income	3.25%	3.10%	3.08%	3.07%		3.12%
Portfolio Turnover of the Portfolio	—	—	—	—		0	%(5)
Portfolio Turnover of the Fund	19%	12%	11%	22%		6%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total return reflects a decrease of 0.06% due to a change in the timing of the payment and reinvestment of distributions.
(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	notes	to	financ ial	statem e nts
62

Eaton Vance Limited Maturity Municipals Funds as o f M ar c h 31, 200 9

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies

Eaton Vance Investment Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of eight Funds, six of which, each non-diversified, are included in these financial statements. They include Eaton Vance California Limited Maturity Municipals Fund (California Limited Fund), Eaton Vance Massachusetts Limited Maturity Municipals Fund (Massachusetts Limited Fund), Eaton Vance New Jersey Limited Maturity Municipals Fund (New Jersey Limited Fund), Eaton Vance New York Limited Maturity Municipals Fund (New York Limited Fund), Eaton Vance Ohio Limited Maturity Municipals Fund (Ohio Limited Fund) and Eaton Vance Pennsylvania Limited Maturity Municipals Fund (Pennsylvania Limited Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds seek to provide a high level of current income exempt from regular federal income tax and from particular state or local income or other taxes, as applicable. The Funds also seek to provide limited principal fluctuation. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares of each Fund held for the longer of (i) four years or (ii) the time at which the contingent deferred sales charge applicable to such shares expires will automatically convert to Class A shares as described in each Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Municipal bonds and

taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing vendor, as derived from such vendor’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing vendor may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Interest rate swaps are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/ dealers. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest

Eaton Vance Limited Maturity Municipals Funds as o f M ar c h 31, 200 9

NOTES TO FINANCIAL STATEMENTS CON T ’D

dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At March 31, 2009, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date
California Limited	$46,725	March 31, 2011
	13,351	March 31, 2012
	384,970	March 31, 2013
	176,040	March 31, 2015
	146,189	March 31, 2016
	461,024	March 31, 2017
Massachusetts Limited	398,029	March 31, 2011
	393,962	March 31, 2012
	1,336,686	March 31, 2013
	25,938	March 31, 2014
	103,860	March 31, 2016
	1,158,951	March 31, 2017
New Jersey Limited	129,576	March 31, 2011
	298,472	March 31, 2012
	728,451	March 31, 2013
	126,854	March 31, 2017
New York Limited	144,635	March 31, 2011
	483,774	March 31, 2012
	1,522,094	March 31, 2013
	97,867	March 31, 2015
	394,181	March 31, 2016
	718,716	March 31, 2017
Ohio Limited	69,085	March 31, 2010
	366,442	March 31, 2011
	60,692	March 31, 2012
	358,602	March 31, 2013
	19,117	March 31, 2014
	37,955	March 31, 2015
	67,546	March 31, 2016
	152,500	March 31, 2017

Fund	Amount	Expiration Date
Pennsylvania Limited	$59,482	March 31, 2010
	400,339	March 31, 2011
	154,413	March 31, 2012
	954,523	March 31, 2013
	29,139	March 31, 2015
	107,086	March 31, 2016
	310,885	March 31, 2017

Additionally, at March 31, 2009, the California Limited Fund, Massachusetts Limited Fund, New Jersey Limited Fund, New York Limited Fund, Ohio Limited Fund and Pennsylvania Limited Fund had net capital losses of $1,406,663, $1,124,284, $1,241,352, $3,383,434, $241,745 and $1,428,724, respectively, attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Funds’ taxable year ending March 31, 2010.

As of March 31, 2009, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended March 31, 2009 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F Legal Fees — Legal fees and other related expenses

incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and

Eaton Vance Limited Maturity Municipals Funds as o f M ar c h 31, 200 9

NOTES TO FINANCIAL STATEMENTS CON T ’D

assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in inverse floating rate securities, also referred to as tender option bonds (TOBs), whereby a Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (FAS 140), the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At March 31, 2009, the Funds had no Floating Rate Notes outstanding.

The Funds may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Funds’ investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money for purposes of making investments. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statements of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds’ investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the

Eaton Vance Limited Maturity Municipals Funds as o f M ar c h 31, 200 9

NOTES TO FINANCIAL STATEMENTS CON T ’D

financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts’ terms.

K When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2 Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended March 31, 2009 and March 31, 2008 was as follows:

	California	Massachusetts	New Jersey	New York	Ohio	Pennsylvania
Year Ended March 31, 2009	Limited	Limited	Limited	Limited	Limited	Limited
Distributions declared from:
Tax-exempt income	$1,236,067	$2,180,235	$1,581,063	$3,478,784	$732,513	$1,972,680
Ordinary income	$133	$—	$17,462	$34,798	$—	$2,066

	California	Massachusetts	New Jersey	New York	Ohio	Pennsylvania
Year Ended March 31, 2008	Limited	Limited	Limited	Limited	Limited	Limited
Distributions declared from:
Tax-exempt income	$1,468,078	$2,186,263	$1,514,755	$3,461,672	$733,718	$1,938,893

During the year ended March 31, 2009, the following amounts were reclassified due to expired capital loss carryforwards and differences between book and tax accounting, primarily for accretion of market discount:

	California	Massachusetts	New Jersey	New York	Ohio	Pennsylvania
	Limited	Limited	Limited	Limited	Limited	Limited
Increase (decrease):
Paid-in capital	$—	$—	$—	$—	$(36,233)	$(35,623)
Accumulated net realized loss	$3,374	$(86,859)	$(18,555)	$(44,824)	$16,495	$40,411
Accumulated undistributed net investment income	$(3,374)	$86,859	$18,555	$44,824	$19,738	$(4,788)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of March 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	California	Massachusetts	New Jersey	New York	Ohio	Pennsylvania
	Limited	Limited	Limited	Limited	Limited	Limited
Undistributed tax-exempt income	$11,715	$134,453	$83,613	$95,808	$5,954	$24,948
Capital loss carryforward and post October losses	$(2,634,962)	$(4,541,710)	$(2,524,705)	$(6,744,701)	$(1,373,684)	$(3,444,591)
Net unrealized appreciation (depreciation)	$(524,015)	$595,661	$435,309	$(1,970,716)	$388,113	$816,554
Other temporary differences	$(37,437)	$(91,874)	$(67,939)	$(139,819)	$(29,237)	$(78,779)

Eaton Vance Limited Maturity Municipals Funds as o f M ar c h 31, 200 9

NOTES TO FINANCIAL STATEMENTS CON T ’D

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to futures contracts, accretion of market discount and the timing of recognizing distributions to shareholders.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) and is payable monthly. The annual asset rate and daily income rate are 0.30% and 3.00%, respectively, on average daily net assets of up to $500 million and at reduced rates as daily net assets exceed that level.

For the year ended March 31, 2009, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Investment	Effective
Fund	Adviser Fee	Annual Rate
California Limited	$140,139	0.44%
Massachusetts Limited	275,000	0.45
New Jersey Limited	183,876	0.44
New York Limited	402,634	0.44
Ohio Limited	85,697	0.44
Pennsylvania Limited	235,037	0.45

	EVM’s Sub-Transfer	EVD’s Class A
Fund	Agent Fees	Sales Charges
New York Limited	$2,283	$3,243
Ohio Limited	448	4,043
Pennsylvania Limited	1,375	5,202

Except for Trustees of the Funds who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4 Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.15% per annum of each Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended March 31, 2009 for Class A shares amounted to the following:

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended March 31, 2009 were as follows:

	EVM’s Sub-Transfer	EVD’s Class A
Fund	Agent Fees	Sales Charges
California Limited	$573	$2,348
Massachusetts Limited	1,749	4,097
New Jersey Limited	1,034	2,089

Class A
Distribution and
Fund	Service Fees
California Limited	$43,975
Massachusetts Limited	70,873
New Jersey Limited	60,787
New York Limited	101,095
Ohio Limited	28,724
Pennsylvania Limited	57,811

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require each Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 3% (3.5% for Ohio Limited

Eaton Vance Limited Maturity Municipals Funds as o f M ar c h 31, 200 9

NOTES TO FINANCIAL STATEMENTS CON T ’D

Fund) and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended March 31, 2009, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% of the average daily net assets of each Fund’s Class B and Class C shares:

	Class B	Class C
	Distribution	Distribution
Fund	Fees	Fees
California Limited	$5,599	$13,585
Massachusetts Limited	9,398	97,194
New Jersey Limited	5,201	2,586
New York Limited	12,961	174,109
Ohio Limited	1,206	2,338
Pennsylvania Limited	6,273	96,586

At March 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

Fund	Class B	Class C
California Limited	$545,000	$124,000
Massachusetts Limited	567,000	4,970,000
New Jersey Limited	564,000	41,000
New York Limited	867,000	6,249,000
Ohio Limited	891,000	30,000
Pennsylvania Limited	377,000	6,098,000

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.15% per annum of each Fund’s average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended March 31, 2009 amounted to the following:

	Class B	Class C
Fund	Service Fees	Service Fees
California Limited	$1,116	$2,717
Massachusetts Limited	1,880	19,439
New Jersey Limited	1,040	517
New York Limited	2,593	34,822
Ohio Limited	241	469
Pennsylvania Limited	1,255	19,317

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year after purchase, declining half a percentage point in the second and third year and one percentage point in the fourth year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to each Fund. For the year ended March 31, 2009, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

Fund	Class A	Class B	Class C
California Limited	$25,000	$70	$300
Massachusetts Limited	3,000	2,100	600
New Jersey Limited	30	1,000	2,400
New York Limited	7,000	4,600	6,400
Ohio Limited	—	—	1,200
Pennsylvania Limited	1,000	2,100	2,800

Eaton Vance Limited Maturity Municipals Funds as o f M ar c h 31, 200 9

NOTES TO FINANCIAL STATEMENTS CON T ’D

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended March 31, 2009 were as follows:

Fund	Purchases	Sales
California Limited	$2,297,010	$16,598,769
Massachusetts Limited	9,541,484	10,827,080
New Jersey Limited	9,278,399	10,438,261
New York Limited	20,384,586	26,205,590
Ohio Limited	1,710,830	1,812,212
Pennsylvania Limited	9,658,179	12,961,400

7 Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

California Limited Fund
	Year Ended March 31,
Class A	2009	2008
Sales	406,183	2,016,272
Issued to shareholders electing to receive payments of
distributions in Fund shares	61,900	58,409
Redemptions	(1,982,872)	(1,918,785)
Exchange from Class B shares	17,572	41,894
Net increase (decrease)	(1,497,217)	197,790

	Year Ended March 31,
Class B	2009	2008
Sales	55,426	43,627
Issued to shareholders electing to receive payments of
distributions in Fund shares	970	915
Redemptions	(6,705)	(16,028)
Exchange to Class A shares	(17,624)	(42,017)
Net increase (decrease)	32,067	(13,503)

	Year Ended March 31,
Class C	2009	2008
Sales	84,507	180,673
Issued to shareholders electing to receive payments of
distributions in Fund shares	2,060	863
Redemptions	(33,411)	(87,978)
Net increase	53,156	93,558

Massachusetts Limited Fund
	Year Ended March 31,
Class A	2009	2008
Sales	1,898,025	1,610,174
Issued to shareholders electing to receive payments of
distributions in Fund shares	118,776	109,447
Redemptions	(2,196,838)	(1,357,397)
Exchange from Class B shares	112,871	166,127
Net increase (decrease)	(67,166)	528,351

	Year Ended March 31,
Class B	2009	2008
Sales	62,371	18,157
Issued to shareholders electing to receive payments of
distributions in Fund shares	2,627	4,325
Redemptions	(26,102)	(50,671)
Exchange to Class A shares	(112,954)	(166,156)
Net decrease	(74,058)	(194,345)

	Year Ended March 31,
Class C	2009	2008
Sales	244,370	146,203
Issued to shareholders electing to receive payments of
distributions in Fund shares	26,839	27,564
Redemptions	(255,603)	(259,219)
Net increase (decrease)	15,606	(85,452)

New Jersey Limited Fund
	Year Ended March 31,
Class A	2009	2008
Sales	1,625,831	1,185,717
Issued to shareholders electing to receive payments of
distributions in Fund shares	98,385	92,752
Redemptions	(1,685,448)	(759,245)
Exchange from Class B shares	54,287	158,879
Net increase	93,055	678,103

	Year Ended March 31,
Class B	2009	2008
Sales	47,314	11,520
Issued to shareholders electing to receive payments of
distributions in Fund shares	1,484	3,599
Redemptions	(7,287)	(56,878)
Exchange to Class A shares	(54,248)	(158,871)
Net decrease	(12,737)	(200,630)

Eaton Vance Limited Maturity Municipals Funds as o f M ar c h 31, 200 9

NOTES TO FINANCIAL STATEMENTS CON T ’D

New Jersey Limited Fund (continued)
	Year Ended March 31,
Class C	2009	2008
Sales	73,272	14,275
Issued to shareholders electing to receive payments of
distributions in Fund shares	768	184
Redemptions	(33,903)	—
Net increase	40,137	14,459

New York Limited Fund
	Year Ended March 31,
Class A	2009	2008
Sales	1,362,132	1,854,466
Issued to shareholders electing to receive payments of
distributions in Fund shares	200,648	192,043
Redemptions	(2,028,966)	(2,115,985)
Exchange from Class B shares	80,064	258,119
Net increase (decrease)	(386,122)	188,643

	Year Ended March 31,
Class B	2009	2008
Sales	136,133	61,091
Issued to shareholders electing to receive payments of
distributions in Fund shares	3,076	4,984
Redemptions	(49,980)	(30,769)
Exchange to Class A shares	(80,100)	(258,235)
Net increase (decrease)	9,129	(222,929)

	Year Ended March 31,
Class C	2009	2008
Sales	788,590	704,481
Issued to shareholders electing to receive payments of
distributions in Fund shares	47,954	40,174
Redemptions	(786,587)	(484,217)
Net increase	49,957	260,438

Ohio Limited Fund
	Year Ended March 31,
Class A	2009	2008
Sales	507,641	457,764
Issued to shareholders electing to receive payments of
distributions in Fund shares	35,170	38,746
Redemptions	(617,570)	(447,253)
Exchange from Class B shares	5,390	33,096
Net increase (decrease)	(69,369)	82,353

Ohio Limited Fund (continued)
	Year Ended March 31,
Class B	2009	2008
Sales	21,494	3,800
Issued to shareholders electing to receive payments of
distributions in Fund shares	436	519
Redemptions	(7,889)	(4,720)
Exchange to Class A shares	(5,394)	(33,128)
Net increase (decrease)	8,647	(33,529)

	Year Ended March 31,
Class C	2009	2008
Sales	74,671	18,226
Issued to shareholders electing to receive payments of
distributions in Fund shares	849	76
Redemptions	(16,143)	(4,477)
Net increase	59,377	13,825

Pennsylvania Limited Fund
	Year Ended March 31,
Class A	2009	2008
Sales	1,028,122	985,042
Issued to shareholders electing to receive payments of
distributions in Fund shares	79,460	74,547
Redemptions	(1,342,050)	(618,786)
Exchange from Class B shares	70,833	193,922
Net increase (decrease)	(163,635)	634,725

	Year Ended March 31,
Class B	2009	2008
Sales	37,999	3,389
Issued to shareholders electing to receive payments of
distributions in Fund shares	1,817	4,024
Redemptions	(27,931)	(56,469)
Exchange to Class A shares	(70,807)	(193,901)
Net decrease	(58,922)	(242,957)

	Year Ended March 31,
Class C	2009	2008
Sales	360,210	301,201
Issued to shareholders electing to receive payments of
distributions in Fund shares	17,064	17,952
Redemptions	(282,629)	(353,647)
Net increase (decrease)	94,645	(34,494)

Eaton Vance Limited Maturity Municipals Funds as o f M ar c h 31, 200 9

NOTES TO FINANCIAL STATEMENTS CON T ’D

8 Federal Income Tax Basis of Investments The cost and unrealized appreciation (depreciation) of investments of each Fund at March 31, 2009, as determined on a federal income tax basis, were as follows:

California Limited Fund
Aggregate cost	$22,950,218
Gross unrealized appreciation	$573,038
Gross unrealized depreciation	(1,097,053)
Net unrealized depreciation	$(524,015)
Massachusetts Limited Fund
Aggregate cost	$59,290,060
Gross unrealized appreciation	$2,825,547
Gross unrealized depreciation	(2,229,886)
Net unrealized appreciation	$595,661
New Jersey Limited Fund
Aggregate cost	$42,255,824
Gross unrealized appreciation	$1,603,920
Gross unrealized depreciation	(1,168,611)
Net unrealized appreciation	$435,309
New York Limited Fund
Aggregate cost	$87,901,900
Gross unrealized appreciation	$2,799,347
Gross unrealized depreciation	(4,770,063)
Net unrealized depreciation	$(1,970,716)
Ohio Limited Fund
Aggregate cost	$18,678,664
Gross unrealized appreciation	$959,445
Gross unrealized depreciation	(571,332)
Net unrealized appreciation	$388,113
Pennsylvania Limited Fund
Aggregate cost	$48,779,680
Gross unrealized appreciation	$2,351,465
Gross unrealized depreciation	(1,534,911)
Net unrealized appreciation	$816,554

9 Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At March 31, 2009, the Massachusetts Limited Fund, New Jersey Limited and Ohio Limited each had a balance outstanding pursuant to this line of credit of $100,000, at an interest rate of 0.80%. The Funds’ average borrowings or allocated fees during the year ended March 31, 2009 were not significant.

10 Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Eaton Vance Limited Maturity Municipals Funds as o f M ar c h 31, 200 9

NOTES TO FINANCIAL STATEMENTS CON T ’D

A summary of obligations under these financial instruments outstanding at March 31, 2009 is as follows:

At March 31, 2009, the inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Futures Contract
					Net
	Expiration		Aggregate		Unrealized
Fund	Date	Contracts	Position Cost	Value	Depreciation
California	6/09	40
Limited		U.S. Treasury Bond Short	$(5,047,360)		$(5,188,125) $(140,765)
Massachusetts	6/09	40
Limited		U.S. Treasury Bond Short	$(5,104,860)		$(5,188,125) $ (83,265)
	6/09	41
		U.S. Treasury Note Short	$(5,007,378)		$(5,087,204) $ (79,826)
New Jersey	6/09	67
Limited		U.S. Treasury Bond Short	$(8,550,640)		$(8,690,109) $(139,469)
New York	6/09	51
Limited		U.S. Treasury Bond Short	$(6,508,697)		$(6,614,860) $(106,163)
	6/09	94
		U.S. Treasury Note Short	$(11,480,329) $(11,663,344) $(183,015)
Ohio	6/09	5
Limited		U.S. Treasury Bond Short	$(638,108)		$(648,516) $ (10,408)
	6/09	15
		U.S. Treasury Note Short	$(1,831,967)		$(1,861,172) $ (29,205)
Pennsylvania	6/09	29
Limited		U.S. Treasury Bond Short	$(3,672,930)		$(3,761,391) $ (88,461)
	6/09	40
		U.S. Treasury Note Short	$(4,885,246)		$(4,963,125) $ (77,879)

At March 31, 2009, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

11 Fair Value Measurements

The Funds adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective April 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

  Level 1 – quoted prices in active markets for identical investments

  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

California Limited Fund
		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*
Level 1	Quoted Prices	$—	$(140,765)
Level 2	Other Significant Observable Inputs	22,426,203	—
Level 3	Significant Unobservable Inputs	—	—
Total		$22,426,203	$(140,765)

Massachusetts Limited Fund
		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*
Level 1	Quoted Prices	$—	$(163,091)
Level 2	Other Significant Observable Inputs	59,885,721	—
Level 3	Significant Unobservable Inputs	—	—
Total		$59,885,721	$(163,091)

New Jersey Limited Fund
		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*
Level 1	Quoted Prices	$—	$(139,469)
Level 2	Other Significant Observable Inputs	42,691,133	—
Level 3	Significant Unobservable Inputs	—	—
Total		$42,691,133	$(139,469)

New York Limited Fund
		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*
Level 1	Quoted Prices	$—	$(289,178)
Level 2	Other Significant Observable Inputs	85,931,184	—
Level 3	Significant Unobservable Inputs	—	—
Total		$85,931,184	$(289,178)

Ohio Limited Fund
		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*
Level 1	Quoted Prices	$—	$(39,613)
Level 2	Other Significant Observable Inputs	19,066,777	—
Level 3	Significant Unobservable Inputs	—	—
Total		$19,066,777	$(39,613)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance Limited Maturity Municipals Funds as o f M ar c h 31, 200 9

NOTES TO FINANCIAL STATEMENTS CON T ’D

Pennsylvania Limited Fund
		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*
Level 1	Quoted Prices	$—	$(166,340)
Level 2	Other Significant Observable Inputs	49,596,234	—
Level 3	Significant Unobservable Inputs	—	—
Total		$49,596,234	$(166,340)

*	Other financial instruments are futures contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds held no investments or other financial instruments as of March 31, 2008 whose fair value was determined using Level 3 inputs.

12 Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

13 Subsequent Event — Proposed Plan of

Reorganization

On April 27, 2009, the Trustees of the Trust approved an Agreement and Plan of Reorganization whereby Eaton Vance National Limited Maturity Municipals Fund (National Limited Fund) would acquire substantially all the assets and assume substantially all the liabilities of Ohio Limited Fund in exchange for shares of National Limited Fund. The proposed reorganization is subject to approval by the shareholders of Ohio Limited Fund.

Eaton Vance Limited Maturity Municipals Funds as o f M ar c h 31, 200 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Investment Trust and the Shareholders of Eaton Vance California Limited Maturity Municipals Fund, Eaton Vance Massachusetts Limited Maturity Municipals Fund, Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity Municipals Fund and Eaton Vance Pennsylvania Limited Maturity Municipals Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance California Limited Maturity Municipals Fund, Eaton Vance Massachusetts Limited Maturity Municipals Fund, Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity Municipals Fund and Eaton Vance Pennsylvania Limited Maturity Municipals Fund (collectively the “Funds”) (certain of the funds constituting Eaton Vance Investment Trust), including the portfolios of investments, as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance California

Limited Maturity Municipals Fund, Eaton Vance Massachusetts Limited Maturity Municipals Fund, Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity Municipals Fund and Eaton Vance Pennsylvania Limited Maturity Municipals Fund as of March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 15, 2009

Eaton Vance Limited Maturity Municipals Funds as o f M ar c h 31, 2009

FEDERAL TAX IN FORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund’s fiscal year end regarding the status of exempt-interest dividends.

Exempt-Interest Dividends — The Funds designate the following amounts of dividends from net investment income as an exempt-interest dividend.

California Limited Maturity Municipals Fund	99.99%
Massachusetts Limited Maturity Municipals Fund	100.00%
New Jersey Limited Maturity Municipals Fund	98.91%
New York Limited Maturity Municipals Fund	99.01%
Ohio Limited Maturity Municipals Fund	100.00%
Pennsylvania Limited Maturity Municipals Fund	99.90%

Eaton Vance Limited Maturity Municipals Funds as o f M ar c h 31, 2009

SPECIAL MEETING OF S HAREHOLDERS (Un aud ited)

Eaton Vance California Limited Maturity Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	2,742,511	4,896
Thomas E. Faust Jr.	2,742,511	4,896
Allen R. Freedman	2,742,511	4,896
William H. Park	2,742,511	4,896
Ronald A. Pearlman	2,742,511	4,896
Helen Frame Peters	2,745,014	2,393
Heidi L. Steiger	2,745,014	2,393
Lynn A. Stout	2,745,014	2,393
Ralph F. Verni	2,742,511	4,896

Eaton Vance Massachusetts Limited Maturity Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	5,602,016	20,438
Thomas E. Faust Jr.	5,593,011	29,443
Allen R. Freedman	5,591,245	31,209
William H. Park	5,602,016	20,438
Ronald A. Pearlman	5,602,016	20,438
Helen Frame Peters	5,593,011	29,443
Heidi L. Steiger	5,591,245	31,209
Lynn A. Stout	5,602,016	20,438
Ralph F. Verni	5,602,016	20,438

Eaton Vance New Jersey Limited Maturity Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	3,481,841	20,593
Thomas E. Faust Jr.	3,481,841	20,593
Allen R. Freedman	3,472,691	29,743
William H. Park	3,481,841	20,593
Ronald A. Pearlman	3,472,691	29,743
Helen Frame Peters	3,482,452	19,982
Heidi L. Steiger	3,480,004	22,430
Lynn A. Stout	3,482,452	19,982
Ralph F. Verni	3,479,393	23,041

Eaton Vance Limited Maturity Municipals Funds as of Mar c h 3 1, 2009

SPECIAL MEETING OF SHAREHOLDERS (Unaudited) CONT’D

Eaton Vance New York Limited Maturity Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	7,945,187	601,542
Thomas E. Faust Jr.	7,945,187	601,542
Allen R. Freedman	7,945,187	601,542
William H. Park	7,945,187	601,542
Ronald A. Pearlman	7,945,187	601,542
Helen Frame Peters	7,945,187	601,542
Heidi L. Steiger	7,945,187	601,542
Lynn A. Stout	7,945,187	601,542
Ralph F. Verni	7,945,187	601,542

Eaton Vance Ohio Limited Maturity Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	1,842,861	17,114
Thomas E. Faust Jr.	1,842,862	17,113
Allen R. Freedman	1,842,861	17,114
William H. Park	1,842,862	17,113
Ronald A. Pearlman	1,842,862	17,113
Helen Frame Peters	1,842,862	17,113
Heidi L. Steiger	1,842,861	17,114
Lynn A. Stout	1,842,862	17,113
Ralph F. Verni	1,842,862	17,113

Eaton Vance Pennsylvania Limited Maturity Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	4,703,449	45,653
Thomas E. Faust Jr.	4,696,267	52,835
Allen R. Freedman	4,702,857	46,245
William H. Park	4,696,267	52,835
Ronald A. Pearlman	4,701,964	47,138
Helen Frame Peters	4,699,899	49,203
Heidi L. Steiger	4,699,899	49,203
Lynn A. Stout	4,700,491	48,611
Ralph F. Verni	4,696,267	52,835

Eaton Vance Limited Maturity Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

  An independent report comparing each fund’s total expense ratio and its components to comparable funds;

  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

  Data relating to portfolio turnover rates of each fund;

  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

  Reports detailing the financial results and condition of each adviser;

  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

  Copies of or descriptions of each adviser’s proxy voting policies and procedures;

  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

  The terms of each advisory agreement.

Eaton Vance Limited Maturity Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the following funds:

Eaton Vance California Limited Maturity Municipals Fund
Eaton Vance Massachusetts Limited Maturity Municipals Fund
Eaton Vance New Jersey Limited Maturity Municipals Fund
Eaton Vance New York Limited Maturity Municipals Fund
Eaton Vance Ohio Limited Maturity Municipals Fund
Eaton Vance Pennsylvania Limited Maturity Municipals Fund

(the “Funds”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal obligations. Specifically, the Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

Eaton Vance Limited Maturity Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreement.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three, five- and ten-year periods ended September 30, 2007 for each Fund in operation over such periods. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to collectively as “management fees”). As part of its review, the Board considered each Fund’s management fee and total expense ratio for the one year period ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Limited Maturity Municipals Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr.	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director	174	Director of EVC
5/31/58			and President of EV, Chief Executive Officer and President of
			EVM and BMR, and Director of EVD. Trustee and/or Officer of
			174 registered investment companies and 4 private companies
			managed by EVM or BMR. Mr. Faust is an interested person
			because of his positions with EVM, BMR, EVD, EVC and EV,
			which are affiliates of the Trust.

Noninterested Trustees

Benjamin C. Esty	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration,	174	None
1/2/63			Harvard University Graduate School of Business Administration.

Allen R. Freedman	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of	174	Director of Assurant, Inc. (insurance provider)
4/3/40			Systems & Computer Technology Corp. (provider of software to		and Stonemor Partners, L.P. (owner and
			higher education). Formerly, a Director of Loring Ward		operator of cemeteries)
			International (fund distributor) (2005-2007). Formerly,
			Chairman and a Director of Indus International, Inc. (provider of
			enterprise management software to the power generating
			industry) (2005-2007).

William H. Park	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty	174	None
9/19/47			finance company) (since 2006). Formerly, President and Chief
			Executive Officer, Prizm Capital Management, LLC (investment
			management firm) (2002-2005).

Ronald A. Pearlman	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	174	None
7/10/40

Helen Frame Peters	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston	174	Director of Federal Home Loan Bank of Boston
3/22/48			College. Adjunct Professor of Finance, Peking University, Beijing,		(a bank for banks) and BJ’s Wholesale Clubs
			China (since 2005).		(wholesale club retailer); Trustee of SPDR
					Index Shares Funds and SPDR Series Trust
					(exchange traded funds)

Heidi L. Steiger	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth	174	Director of Nuclear Electric Insurance Ltd.
7/8/53			management firm) (since 2008); Senior Advisor (since 2008),		(nuclear insurance provider) and Aviva USA
			President (2005-2008), Lowenhaupt Global Advisors, LLC		(insurance provider)
			(global wealth management firm). Formerly, President and
			Contributing Editor, Worth Magazine (2004-2005). Formerly,
			Executive Vice President and Global Head of Private Asset
			Management (and various other positions), Neuberger Berman
			(investment firm) (1986-2004).

Eaton Vance Limited Maturity Municipals Funds

MANAGEMENT AND

ORGANIZATION CON T’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since	174	None
9/14/57			2006) and Professor of Law (2001-2006), University of
California at Los Angeles School of Law.

Ralph F. Verni	Chairman of	Chairman of the Board	Consultant and private investor.	174	None
1/26/43	the Board	since 2007 and Trustee
	and Trustee	since 2005

Principal Officers who are not Trustees

Term of
		Position(s)	Office and
Name and		with the	Length of		Principal Occupation(s)
Date of Birth		Trust	Service		During Past Five Years

Cynthia J. Clemson		President	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies
3/2/63				managed by EVM or BMR.

William H. Ahern, Jr.		Vice President	Since 2004	Vice President of EVM and BMR. Officer of 76 registered investment companies
7/28/59				managed by EVM or BMR.

Craig R. Brandon		Vice President	Since 2004	Vice President of EVM and BMR. Officer of 45 registered investment companies
12/21/66				managed by EVM or BMR.

Robert B. MacIntosh		Vice President	Since 1993	Vice President of EVM and BMR. Officer of 92 registered investment companies
1/22/57				managed by EVM or BMR.

Thomas M. Metzold		Vice President	Since 2004	Vice President of EVM and BMR. Officer of 46 registered investment companies
8/3/58				managed by EVM or BMR.

Adam A. Weigold		Vice President	Since 2007	Vice President of EVM and BMR. Officer of 72 registered investment companies
3/22/75				managed by EVM or BMR.

Barbara E. Campbell		Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 174 registered investment companies
6/19/57				managed by EVM or BMR.

Maureen A. Gemma		Secretary and Chief Legal	Secretary since 2007 and	Vice President of EVM and BMR. Officer of 174 registered investment companies
5/24/60		Officer	Chief Legal Officer since	managed by EVM or BMR.
2008

Paul M. O’Neil		Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 174 registered investment companies
7/11/53				managed by EVM or BMR.

(1)

Includes both master and feeder funds in a master-feeder structure.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser
Boston Management and Research

Two International Place
Boston, MA 02110

Fund Administrator
Eaton Vance Management

Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.

Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Investment Trust
Two International Place
Boston, MA 02110

     This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully a Fund’s investment objective(s), risks, and charges and expenses. The Funds’ current prospectus contains this and other information about the Funds and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

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